                                                              EXHIBIT 10(xxxvii)



================================================================================



                          PURCHASE AND SALE AGREEMENT

                                  BY AND AMONG

                          PHILLIPS PETROLEUM COMPANY,

                             PHILLIPS COAL COMPANY,

                      THE NORTH AMERICAN COAL CORPORATION,

                         OXBOW PROPERTY COMPANY L.L.C.

                                      AND

                       RED HILLS PROPERTY COMPANY L.L.C.





                             Dated October 11, 2000



================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page

I.       Purchase and Sale of Subject Assets; Effective Date and Time.............................................1
--       ------------------------------------------------------------

         (a)      Purchase and Sale of Subject Assets.............................................................1
         ---      -----------------------------------
         (b)      Effective Date and Time.........................................................................1
         ---      -----------------------

II.      Sale Price and Manner of Payment.........................................................................1
---      --------------------------------


III.     Closing and Deliveries...................................................................................2
----     ----------------------

         (a)      Time and Place of Closing.......................................................................2
         ---      -------------------------
         (b)      Deliveries by PPC and Seller....................................................................2
         ---      ----------------------------
         (c)      Deliveries by Purchasers........................................................................4
         ---      ------------------------
         (d)      Deliveries to Wholly-Owned Subsidiaries of NACoal...............................................5
         ---      -------------------------------------------------

IV.      Seller's Representations.................................................................................5
---      ------------------------

         (a)      Representations Regarding PPC, Seller and this Agreement........................................5
         ---      ---------------------------------------------------------
                  (i)      Organization, Good Standing and Foreign Qualification..................................5
                  ---      -----------------------------------------------------
                  (ii)     Corporate Power and Authority..........................................................5
                  ----     -----------------------------
                  (iii)    Authorization, Validity and Non-Contravention..........................................5
                  -----    ---------------------------------------------
                  (iv)     Title to Subject Assets................................................................6
                  ----     -----------------------
                  (v)      Consents...............................................................................6
                  ---      --------
                  (vi)     Litigation.............................................................................7
                  ----     ----------
                  (vii)    No Brokers or Finders..................................................................7
                  -----    ---------------------
         (b)      Representations Regarding the Joint Venture Interests...........................................7
         ---      -----------------------------------------------------
                  (i)      No Default or Breach...................................................................7
                  ---      --------------------
                  (ii)     Disclosure.............................................................................7
                  ----     ----------
                  (iii)    Joint Venture Assets...................................................................7
                  -----    --------------------
                  (iv)     Definition of Knowledge................................................................7
                  ----     -----------------------
         (c)      Representations Regarding Land Management Company...............................................8
         ---      -------------------------------------------------
                  (i)      Organization, Good Standing and Foreign Qualification..................................8
                  ---      -----------------------------------------------------
                  (ii)     Capitalization.........................................................................8
                  ----     --------------
                  (iii)    Options or Other Rights................................................................8
                  -----    -----------------------
                  (iv)     Title to Real Property.................................................................8
                  ----     ----------------------
                  (v)      Quiet Enjoyment........................................................................9
                  ---      ---------------
                  (vi)     Defaults...............................................................................9
                  ----     --------
                  (vii)    Encumbrances...........................................................................9
                  -----    ------------
                  (viii)   Environmental Matters.................................................................10
                  ------   ---------------------
                  (ix)     Consents..............................................................................11
                  ----     --------
                  (x)      Litigation............................................................................11
                  ---      ----------
                  (xi)     Land Management Company Non-Operating Interests.......................................11
                  ----     -----------------------------------------------
                  (xii)    No Default or Breach in Land Management Company Non-Operating Interests...............11
                  -----    -----------------------------------------------------------------------

                  (xiii)   Liabilities and Obligations...........................................................12
                  ------   ---------------------------
         (d)      Representations Regarding the Coal Leases, Fee Properties, Non-Operating Interests and the
         ---      ------------------------------------------------------------------------------------------
                  Eight Mile Venture.............................................................................12
                  ------------------
                  (i)      Title.................................................................................12
                  ---      -----
                  (ii)     Quiet Enjoyment.......................................................................12
                  ----     ---------------
                  (iii)    Defaults..............................................................................12
                  -----    --------
                  (iv)     Encumbrances..........................................................................12
                  ----     ------------
                  (v)      Environmental Matters.................................................................13
                  ---      ---------------------
                  (vi)     Non-Operating Interests...............................................................14
                  ----     -----------------------
                  (vii)    No Default or Breach in Non-Operating Interests.......................................14
                  -----    -----------------------------------------------
                  (viii)   Norit Agreements......................................................................14
                  ------   ----------------
                  (ix)     No Default or Breach in Norit Agreements..............................................14
                  ----     ----------------------------------------
                  (x)      Disclosure............................................................................15
                  ---      ----------
                  (xi)     Liabilities and Obligations...........................................................15
                  ----     ---------------------------
         (e)      Representations Regarding Power Project Interest...............................................15
         ---      ------------------------------------------------
                  (i)      Power Project Interest Contracts......................................................15
                  ---      --------------------------------
                  (ii)     No Default or Breach..................................................................15
                  ----     --------------------
                  (iii)    Disclosure............................................................................15
                  -----    ----------
                  (iv)     Liabilities and Obligations...........................................................15
                  ----     ---------------------------
         (f)      Representations Regarding the Miscellaneous Assets, the Office Lease and the Sublease..........16
         ---      -------------------------------------------------------------------------------------
                  (i)      Records...............................................................................16
                  ---      -------
                  (ii)     Office Lease..........................................................................16
                  ----     ------------
                  (iii)    No Default or Breach Under Office Lease...............................................16
                  -----    ---------------------------------------
                  (iv)     Owned Fixtures and Personal Property..................................................16
                  ----     ------------------------------------
                  (v)      Leased Fixtures and Personal Property.................................................17
                  ---      -------------------------------------
                  (vi)     Sublease..............................................................................17
                  ----     --------
         (g)      Tax Representations............................................................................17
         ---      -------------------
                  (i)      Tax Returns...........................................................................17
                  ---      -----------
                  (ii)     Audits, Claims, Waivers...............................................................18
                  ----     -----------------------
                  (iii)    Payments..............................................................................18
                  -----    --------
                  (iv)     Withholding...........................................................................18
                  ----     -----------
                  (v)      Affiliated Groups.....................................................................18
                  ---      -----------------
                  (vi)     Tax Sharing Agreements................................................................18
                  ----     ----------------------
                  (vii)    Powers of Attorney....................................................................18
                  -----    ------------------
                  (viii)   Tax Definitions.......................................................................18
                  ------   ---------------

V.       Purchasers' Representations.............................................................................19
--       ---------------------------

         (a)      Organization, Good Standing and Authority......................................................19
         ---      -----------------------------------------
         (b)      Authorization, Validity and Non-Contravention..................................................19
         ---      ---------------------------------------------
         (c)      No Brokers or Finders..........................................................................20
         ---      ---------------------
         (d)      Consents.......................................................................................20
         ---      --------
         (e)      Sublease.......................................................................................20
         ---      --------

VI.      The Subject Assets......................................................................................21
---      ------------------

         (a)      Subject Assets.................................................................................21
         ---      --------------
                  1.       Red River Mining Company..............................................................21
                  --       ------------------------

                  2.       Mississippi Lignite Mining Company....................................................21
                  --       ----------------------------------
                  3.       Shares of Land Management Company.....................................................22
                  --       ---------------------------------
                  4.       Coal Leases, Fee Properties, Non-Operating Interests and the Eight Mile Venture.......22
                  --       -------------------------------------------------------------------------------
                  5.       Power Project Interest................................................................22
                  --       ----------------------
                  6.       Miscellaneous Assets..................................................................22
                  --       --------------------

VII.     Consents to Assignments and Subleases...................................................................23
----     -------------------------------------

         (a)      No Assignment..................................................................................23
         ---      -------------
         (b)      Further Assurances.............................................................................23
         ---      ------------------

VIII.    Guaranties of Performance...............................................................................24
-----    -------------------------

         (a)      Representation and Warranty of PPC.............................................................24
         ---      ----------------------------------
         (b)      Release........................................................................................24
         ---      -------
         (c)      Equipment Lease Guaranties and Letter of Credit Securing Reclamation Bond......................24
         ---      -------------------------------------------------------------------------

IX.      Conditions of Closing...................................................................................25
---      ---------------------

         (a)      Purchasers' Conditions.........................................................................25
         ---      ----------------------
                  (i)      Deliveries............................................................................25
                  ---      ----------
                  (ii)     Representations and Warranties and Covenants..........................................25
                  ----     --------------------------------------------
                  (iii)    Third-Party Consents..................................................................25
                  -----    --------------------
                  (iv)     No Orders.............................................................................25
                  ----     ---------
                  (v)      No Litigation.........................................................................25
                  ---      -------------
                  (vi)     Equipment Lease Guaranties and Letter of Credit.......................................25
                  ----     -----------------------------------------------
         (b)      Conditions of PPC and Seller...................................................................26
         ---      ----------------------------
                  (i)      Representations and Warranties and Covenants..........................................26
                  ---      --------------------------------------------
                  (ii)     No Orders.............................................................................26
                  ----     ---------
                  (iii)    Deliveries............................................................................26
                  -----    ----------
                  (iv)     No Litigation.........................................................................26
                  ----     -------------
                  (v)      Equipment Lease Guaranties and Letter of Credit.......................................26
                  ---      -----------------------------------------------

X.       Certain Pre-Closing Obligations.........................................................................26
--       -------------------------------

         (a)      Actions Regarding Pre-Closing Covenants........................................................26
         ---      ---------------------------------------
         (b)      Changes to the Subject Assets..................................................................26
         ---      -----------------------------
         (c)      Full Access....................................................................................27
         ---      -----------
         (d)      No Shop........................................................................................28
         ---      -------
         (e)      Notice of Breach or Non-Compliance.............................................................28
         ---      ----------------------------------
         (f)      Payment of Inter-Company Accounts Payable......................................................28
         ---      -----------------------------------------

XI.      Indemnification.........................................................................................28
---      ---------------

         (a)      By PPC and Seller..............................................................................28
         ---      -----------------
         (b)      By Purchasers..................................................................................29
         ---      -------------
         (c)      Notice of Claim................................................................................29
         ---      ---------------
         (d)      Defense of Actions.............................................................................29
         ---      ------------------

XII.     Certain Post-Closing Covenants..........................................................................29
----     ------------------------------

         (a)      Use of Phillips Name...........................................................................29
         ---      --------------------

         (b)      Confidentiality of Records.....................................................................29
         ---      --------------------------
         (c)      Assumed Liabilities............................................................................30
         ---      -------------------
                  (i)      Joint Venture Contracts...............................................................30
                  ---      -----------------------
                  (ii)     Coal Leases...........................................................................30
                  ----     -----------
                  (iii)    Fee Properties and Miscellaneous Assets...............................................30
                  -----    ---------------------------------------
                  (iv)     Non-Operating Interests...............................................................30
                  ----     -----------------------
                  (v)      Norit Agreements......................................................................30
                  ---      ----------------
                  (vi)     Power Project Interest Contracts......................................................31
                  ----     --------------------------------
                  (vii)    Contracts Included in Miscellaneous Assets............................................31
                  -----    ------------------------------------------
         (d)      Real Property Administration...................................................................31
         ---      ----------------------------
         (e)      Red River Services Agreement...................................................................31
         ---      ----------------------------
         (f)      Post-Closing Expense Reimbursement.............................................................31
         ---      ----------------------------------
         (g)      License to Office Space........................................................................32
         ---      -----------------------

XIII.    Tax Matters.............................................................................................32
-----    -----------

         (a)      Section 338(h)(10) Election....................................................................32
         ---      ---------------------------
         (b)      Section 338(h)(10) Allocation..................................................................32
         ---      -----------------------------
         (c)      Tax Price Allocation...........................................................................32
         ---      --------------------
         (d)      Post-Closing Tax Matters.......................................................................33
         ---      ------------------------

XIV.     Public Announcements....................................................................................33
----     --------------------


XV.      Subsequent Power Project Interest.......................................................................33
---      ---------------------------------

         (a)      Disposition of Power Project Interest..........................................................33
         ---      -------------------------------------
         (b)      Payment Due Seller Upon Commercial Operation of Second Electric Power Generation Facility......34
         ---      -----------------------------------------------------------------------------------------

XVI.     Termination.............................................................................................34
----     ------------

         (a)      By Purchasers..................................................................................34
         ---      -------------
         (b)      By PPC and Seller..............................................................................34
         ---      -----------------
         (c)      By Mutual Agreement; No Waiver.................................................................34
         ---      ------------------------------
         (d)      Due Diligence Termination......................................................................35
         ---      -------------------------

XVII.    Miscellaneous...........................................................................................35
-----    -------------

         (a)      Successors and Assigns.........................................................................35
         ---      ----------------------
         (b)      No Third Party Beneficiaries...................................................................35
         ---      ----------------------------
         (c)      Assignment.....................................................................................35
         ---      ----------
         (d)      Notices........................................................................................35
         ---      -------
         (e)      Counterparts...................................................................................36
         ---      ------------
         (f)      Severability...................................................................................36
         ---      ------------
         (g)      Survival.......................................................................................36
         ---      --------
         (h)      Entire Agreement...............................................................................36
         ---      ----------------
         (i)      Expenses.......................................................................................36
         ---      --------
         (j)      Applicable Law.................................................................................36
         ---      --------------
         (k)      Headings.......................................................................................37
         ---      --------
         (l)      Waiver and Amendment...........................................................................37
         ---      --------------------

                                  DEFINED TERMS

                                                                                                               PAGE
Action...........................................................................................................25
Agreement.........................................................................................................1
Assumed Liabilities..............................................................................................26
CERCLA...........................................................................................................10
Claim............................................................................................................25
Closing...........................................................................................................2
Closing Date......................................................................................................2
Coal Leases......................................................................................................19
Code..............................................................................................................4
Consents..........................................................................................................3
Contracts.........................................................................................................5
Current Period Tax...............................................................................................17
Effective Date....................................................................................................1
Eight Mile Joint Venture Agreement...............................................................................19
Eight Mile Venture...............................................................................................19
Eight Mile Venture Interest......................................................................................19
Equipment Lease Guaranties.......................................................................................21
Excluded Liabilities.............................................................................................20
Fee Properties...................................................................................................19
Fixtures and Personal Property...................................................................................15
Guaranties.......................................................................................................21
Hazardous Materials...............................................................................................9
Hazardous Substance...............................................................................................9
Indemnified Party................................................................................................25
Indemnifying Party...............................................................................................25
Joint Ventures....................................................................................................3
Knowledge.........................................................................................................7
Land Management Assets............................................................................................8
Land Management Company..........................................................................................19
Landlord.........................................................................................................14
Laws..............................................................................................................5
Leasehold Assets..................................................................................................8
Letter of Credit.................................................................................................21
Liens.............................................................................................................6
Litigation........................................................................................................6
Miscellaneous Assets.............................................................................................20
Mississippi Lignite Interest.....................................................................................19
Mississippi Lignite Joint Venture Agreement......................................................................19
Mississippi Lignite Mining Company...............................................................................19
NACoal............................................................................................................1
Non-Operating Interests..........................................................................................19
Norit Agreements..................................................................................................2
Office Lease.....................................................................................................14

Options...........................................................................................................6
Orders............................................................................................................5
Oxbow.............................................................................................................1
Pollutant or Contaminant..........................................................................................9
Power Project Interest...........................................................................................19
PPC...............................................................................................................1
Purchaser.........................................................................................................1
Purchasers........................................................................................................1
Records..........................................................................................................14
Red Hills.........................................................................................................1
Red River Interest...............................................................................................18
Red River Joint Venture Agreement................................................................................18
Red River Mining Company.........................................................................................18
Sale Price........................................................................................................2
Seller............................................................................................................1
Shares............................................................................................................7
Subject Assets...................................................................................................18
Sublease..........................................................................................................4
Tax..............................................................................................................16
Tax Price........................................................................................................28
Tax Return.......................................................................................................17
Taxing Authority.................................................................................................17

                                    SCHEDULES

Schedule IV(a)(v)           Consents for PPC and Seller
Schedule IV(b)(i)           No Default or Breach Under Joint Venture Contracts
Schedule IV(c)(iv)          Title to Land Management Assets
Schedule IV(c)(vii)         Encumbrances on Land Management Assets
Schedule IV(d)(i)           Title to Coal Leases and Fee Properties
Schedule IV(d)(iv)          Encumbrances on Coal Leases and Fee Properties
Schedule IV(e)(i)           Power Project Interest Contracts
Schedule IV(g)              Exceptions to Tax Representations
Schedule VI(a)(4)(i)        Coal Leases
Schedule VI(a)(4)(ii)       Fee Properties
Schedule VI(a)(4)(iii)      Non-Operating Interests
Schedule VI(a)(4)(iv)       Norit Agreements
Schedule VI(a)(6)           Miscellaneous Assets
Schedule VIII(a)            PPC Guaranties of Performance
Schedule XIII(b)            Section 338(h)(10) Allocation
Schedule XIII(c)            Tax Price Allocation

                                    EXHIBITS

Exhibit III(b)(i)-1         Instrument of Assignment for Red River Interest
Exhibit III(b)(i)-2         Instrument of Assignment for Mississippi Lignite Interest
Exhibit III(b)(ii)-1        Instrument of Assignment for Coal Leases
Exhibit III(b)(ii)-2        Instrument of Assignment for Eight Mile Venture Interest and
                            the Norit Agreements
Exhibit III(b)(iii)-1       Special Warranty Deed for Fee Properties
Exhibit III(b)(iii)-2       Special Warranty Deed for Mineral Properties
Exhibit III(b)(iv)          Instrument of Assignment for Non-Operating Interests
Exhibit III(b)(vi)          Instrument of Assignment for Power Project Interest
Exhibit III(b)(vii)-1       Bill of Sale for Records and Fixtures and Personal Property
Exhibit III(b)(vii)-2       Instrument of Assignment for Leases of Fixtures and Personal
                            Property
Exhibit III(b)(xvi)         Section 1445(b)(2) Certificate
Exhibit III(b)(xvii)        Sublease of Office Lease

                           PURCHASE AND SALE AGREEMENT

         This Purchase and Sale Agreement ("Agreement") is dated this 11th day of October, 2000, by and among Phillips Petroleum Company, a Delaware corporation ("PPC"), Phillips Coal Company, a Nevada corporation ("Seller"), The North American Coal Corporation, a Delaware corporation ("NACoal"), Oxbow Property Company L.L.C., a Louisiana limited liability company ("Oxbow"), and Red Hills Property Company L.L.C., a Mississippi limited liability company ("Red Hills"; NACoal, Oxbow and Red Hills, collectively, "Purchasers" and, individually, a "Purchaser").

         WHEREAS, Seller is the owner of certain assets more fully described in
Article VI hereof (the "Subject Assets"); and

         WHEREAS, Seller desires to sell, and Purchasers desire to acquire, all of Seller's respective right, title and interest in and to the Subject Assets upon the terms and conditions set forth in this Agreement.

         NOW THEREFORE, in consideration of the mutual covenants, agreements, representations, warranties and conditions hereinafter set forth, the parties hereby agree as follows:

                    I. PURCHASE AND SALE OF SUBJECT ASSETS;
                            EFFECTIVE DATE AND TIME

         (a) PURCHASE AND SALE OF SUBJECT ASSETS. Subject to the terms and conditions set forth herein, at the Closing (as hereinafter defined) (i) Seller shall sell, assign and transfer the Red River Interest (as hereinafter defined) to Oxbow, (ii) Seller shall sell, assign and transfer the Mississippi Lignite Interest (as hereinafter defined) to Red Hills, (iii) Seller shall sell, assign and transfer all of the other Subject Assets to NACoal, (iv) NACoal shall cause Oxbow to, and Oxbow shall, purchase and acquire the Red River Interest from Seller, (v) NACoal shall cause Red Hills to, and Red Hills shall, purchase and acquire the Mississippi Lignite Interest from Seller, and (vi) NACoal shall purchase and acquire all of the other Subject Assets from Seller.

         (b) EFFECTIVE DATE AND TIME. The effective date of the sale and purchase provided for in this Agreement shall be the date of this Agreement (the "Effective Date"), and the effective time of such purchase and sale shall be the close of business on the Effective Date.

                      II. SALE PRICE AND MANNER OF PAYMENT

         In consideration for the Subject Assets, at the Closing (i) NACoal shall cause Oxbow to, and Oxbow shall, pay the sum of Twelve Million Five Hundred Thousand Dollars ($12,500,000), (ii) NACoal shall cause Red Hills to, and Red Hills shall, pay the sum of One Hundred Nine Million Dollars ($109,000,000), and (iii) NACoal shall pay or cause to be paid the sum of Six Million Eight Hundred Thousand Dollars ($6,800,000), by bank wire transfer of immediately available funds to Seller's bank accounts, which accounts shall be designated in writing by PPC or Seller at least three (3) business days prior to Closing. The total of such amounts is One Hundred Twenty-Eight Million Three Hundred Thousand Dollars ($128,300,000) (the "Sale Price"). The Sale Price and the payments required in the foregoing sentence shall be adjusted in accordance with Article VIII(c) by deducting from the amount stated in clause (ii) of the foregoing sentence the amount which is stated in the last sentence of Article VIII(c).

                          III. CLOSING AND DELIVERIES

     (a) TIME AND PLACE OF CLOSING. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at 9:00 a.m. local time on October 11, 2000, subject to the satisfaction or waiver of the conditions contained in Article IX, in the offices of NACoal located at 14785 Preston Road, Suite 1100, Dallas, Texas 75240-7891, or at such other time or place as the parties mutually agree. The date on which the Closing occurs shall be referred to herein as the "Closing Date".

     (b) DELIVERIES BY PPC AND SELLER. At the Closing, PPC and Seller shall deliver or cause to be delivered to Purchasers the following:

                  (i) a duly executed instrument of assignment in the approximate form attached hereto as EXHIBIT III(b)(i)-1 assigning and transferring to Oxbow the Red River Interest and a duly executed instrument of assignment in the approximate form of EXHIBIT III(b)(i)-2 assigning and transferring to Red Hills the Mississippi Lignite Interest;

                  (ii) duly executed instruments of assignment in the approximate form attached hereto as EXHIBIT III(b)(ii)-1 assigning and transferring to NACoal all of Seller's right, title and interest in and to the Coal Leases (as hereinafter defined) and a duly executed instrument of assignment in the approximate form attached hereto as
         EXHIBIT III(b)(ii)-2 assigning and transferring to NACoal the Eight Mile Venture Interest (as hereinafter defined), and all of Seller's right, title and interest in and to the Contracts (as hereinafter defined) listed on SCHEDULE VI(a)(4)(iv) (the "Norit Agreements");

                  (iii) duly executed deeds in the approximate form attached hereto as EXHIBITS III(b)(iii)-1 and III(b)(iii)-2 conveying, assigning and transferring to NACoal all of Seller's right, title and interest in and to the Fee Properties (as hereinafter defined);

                  (iv) a duly executed instrument of assignment in the approximate form attached hereto as EXHIBIT III(b)(iv) assigning and transferring to NACoal all of Seller's right, title and interest in and to the Non-Operating Interests (as hereinafter defined);

                  (v) certificates representing all of the Shares (as hereinafter defined) duly endorsed to NACoal or duly executed stock powers in proper form for transfer to NACoal, and true, correct and complete minute books, share ledgers and transfer books of Land Management Company (as hereinafter defined);

                  (vi) a duly executed instrument of assignment in the approximate form attached hereto as EXHIBIT III(b)(vi) assigning and transferring to NACoal all of Seller's right, title and interest in and to the Power Project Interest (as hereinafter defined);

                  (vii) a duly executed instrument of assignment and a bill of sale in the approximate forms attached hereto as EXHIBITS III(b)(vii)-2 and III(b)(vii)-1, respectively, assigning and transferring to NACoal all of Seller's right, title and interest in and to the Miscellaneous Assets (as hereinafter defined);

                  (viii) receipt for the payment of the Sale Price delivered by Purchasers pursuant to Article II hereof;

                  (ix) a recent good standing certificate for each of Land Management Company, PPC and Seller from the Secretary of State of its state of incorporation dated not more than twenty (20) days prior to the Closing;

                  (x) unless otherwise previously agreed to by Purchasers in writing, copies of all consents, approvals, authorizations, waivers or notifications of any governmental authority or any other person ("Consents") listed on SCHEDULE IV(a)(v);

                  (xi) the certificate of incorporation of each of Land Management Company, PPC and Seller, certified as of a recent date not more than twenty (20) days prior to the Closing by the appropriate Secretary of State;

                  (xii) a certificate of the Secretary or Assistant Secretary of each of PPC and Seller certifying that attached thereto are true and correct copies of (A) the bylaws of such party; and (B) resolutions duly and validly adopted by the Board of Directors of such party authorizing and approving this Agreement and all other transactions and agreements contemplated hereby to be undertaken by such party;

                  (xiii) a certificate of an officer of each of PPC and Seller certifying on behalf of such party that (A) each of its representations and warranties contained in this Agreement is true and correct in all respects as of the Closing Date with the same force and effect as though made as of the Closing Date (except to the extent they expressly relate to a prior date); (B) each of the conditions to be performed or complied with by such party as of or prior to the Closing Date, unless waived in writing by Purchasers, has been duly performed or complied with by such party in accordance with the terms of this Agreement; and
         (C) all agreements, undertakings and obligations to be performed or complied with by such party as of or prior to the Closing Date, unless waived in writing by Purchasers, have been duly performed or complied with by such party in accordance with the terms of this Agreement;

                  (xiv) a resignation of each of the officers and the members of the Board of Directors of Land Management Company;

                  (xv) a resignation of each of the members of the Management Committee appointed by Seller for each of Red River Mining Company (as hereinafter defined), Mississippi Lignite Mining Company (as hereinafter defined; Red River Mining Company and Mississippi Lignite Mining Company collectively, the "Joint Ventures") and the Eight Mile Venture (as hereinafter defined);

                  (xvi) a certificate of Seller, dated as of the Closing Date, signed by an authorized officer of Seller under Section 1445(b)(2) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder, in the approximate form attached hereto as EXHIBIT III(b)(xvi) setting forth Seller's (A) U.S. federal taxpayer identification number, and (B) statement that Seller is not a foreign person within the meaning of Section 1445(f)(3) of the Code; and

                  (xvii) a duly executed Sublease Agreement (the "Sublease") in the form attached hereto as EXHIBIT III(b)(xvii).

         (c) DELIVERIES BY PURCHASERS. At the Closing, Purchasers shall deliver or cause to be delivered to PPC and Seller the following:

                  (i) the Sale Price in the amount and manner specified in
         Article II;

                  (ii) a receipt for the Shares;

                  (iii) a recent good standing certificate for each of the Purchasers, from the Secretary of State of the state of its incorporation or formation, dated not more than twenty (2y0) days prior to the Closing;

                  (iv) the certificate of incorporation or similar charter document of each of Purchasers certified as of a recent date not more than twenty (20) days prior to the Closing by the Secretary of State of the state of its incorporation or formation;

                  (v) a certificate of the Secretary or Assistant Secretary of each of Purchasers certifying that attached thereto are true and correct copies of (A) the bylaws or similar charter document of such Purchaser and (B) resolutions duly and validly adopted by the Board of Directors or similar governing body of such Purchaser authorizing and approving this Agreement and all other transactions and agreements contemplated hereby; and

                  (vi) a certificate of an officer of each of Purchasers certifying on behalf of such Purchaser that (A) each of the representations and warranties of such Purchaser contained in Article V of this Agreement is true and correct in all respects as of the Closing Date with the same force and effect as though made by such Purchaser as of the Closing Date (except to the extent they expressly relate to a prior date); (B) each of the conditions to be performed or complied with by such Purchaser as of or prior to the Closing Date, unless waived in writing by PPC and Seller, has been duly performed or complied with by such Purchaser in accordance with the terms of this Agreement; and (C) all agreements, undertakings and obligations to be performed or complied with by such Purchaser as of or prior to the Closing, unless waived in writing by PPC and Seller, have been duly performed or complied with by such Purchaser in accordance with the terms of this Agreement.

         (d) DELIVERIES TO WHOLLY-OWNED SUBSIDIARIES OF NACOAL. Notwithstanding
Article III(b) above, NACoal shall have the right to require that any of the Subject Assets to be conveyed to it be conveyed and delivered to one or more of its directly or indirectly wholly-owned corporate subsidiaries, or to any Joint Venture that is to be directly or indirectly wholly owned by it following the Closing, and that any conveyancing document called for by Article III(b) convey all of Seller's right, title and interest in such Subject Assets to the entity so designated and not to NACoal. With respect to any Subject Asset so conveyed and delivered by Seller as required by NACoal to any such entity, NACoal, on behalf of such entity, at the Closing as provided in Article II shall pay Seller the portion of the Sale Price allocated to such Subject Asset as set forth on SCHEDULE XIII(c).

                          IV. SELLER'S REPRESENTATIONS

         PPC and Seller jointly and severally represent and warrant to and with Purchasers that:

         (a) REPRESENTATIONS REGARDING PPC, SELLER AND THIS AGREEMENT.

                  (i) ORGANIZATION, GOOD STANDING AND FOREIGN QUALIFICATION. Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada; PPC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware; and Seller is duly qualified to carry on its business in the states in which the Subject Assets owned by it are located.

                  (ii) CORPORATE POWER AND AUTHORITY. Seller has all requisite power and authority to carry on its business as presently conducted, to execute and deliver this Agreement, to sell the Subject Assets on the terms described in this Agreement, and to perform its obligations hereunder. PPC has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

                  (iii) AUTHORIZATION, VALIDITY AND NON-CONTRAVENTION. This Agreement has been duly and validly executed and delivered by each of PPC and Seller and, assuming the due execution thereof by Purchasers, constitutes the legal, valid and binding obligation of each of PPC and Seller, enforceable against each of PPC and Seller in accordance with its terms, except as such enforceability may be limited by (X) bankruptcy, insolvency, reorganization, moratorium or similar Laws (as hereinafter defined) relating to or affecting generally the enforcement of creditors' interests and (Y) the availability of equitable remedies (whether in a proceeding in equity or at law). All necessary corporate action has been taken by and on behalf of each of PPC and Seller with respect to the authorization, execution, delivery and performance of this Agreement. Neither the execution and delivery of this Agreement by either of PPC or Seller nor the performance of its obligations hereunder will (A) violate, conflict with or result in a breach of any law, statute, code, ordinance, rule, regulation, treaty, convention or other requirement or any governmental authority ("Laws") binding on either of PPC or Seller or to which the Subject Assets are subject or any order, judgment, injunction, award, decree, ruling, charge or writ of any governmental authority ("Orders") binding on either of PPC or Seller or to which the Subject Assets are subject or either PPC's or Seller's certificate of incorporation or bylaws, (B) violate, conflict with or result in a breach or termination of, or otherwise give any contracting party additional rights or compensation under, or the right to terminate or accelerate, or constitute (with notice or lapse of time, or both) a default under the terms of, any note, deed, lease, instrument, security agreement, mortgage, commitment, contract, agreement, license or other instrument (collectively, "Contracts") to which either of PPC or Seller is a party or by which any of the Subject Assets is bound, or (C) result in the creation or imposition of any liens, security interest, mortgage, pledge, hypothecation easement or conditional sale or other title retention document, defect in title, restrictive covenant, option to purchase, restriction on sale or other restriction on title, use, operation or voting ("Liens") on the Subject Assets, other than Liens and Contracts created or entered into by any of Purchasers.

                  (iv) TITLE TO SUBJECT ASSETS. Except as set forth in a schedule attached to this Agreement which references a specific Article, paragraph or clause of this Agreement, Seller (A) is the record and beneficial owner of all of the Subject Assets, (B) has full power, right and authority, and any approval required by Law or any Order, to sell, assign, transfer and deliver the Subject Assets to Purchasers, and (C) has title to the Subject Assets (other than the Coal Leases and Fee Properties) free and clear of all (i) Liens, (ii) authorized or outstanding options, plans, offers, warrants, conversion or exchange rights, calls, Contracts, subscriptions, preemptive rights, or other rights or agreements of similar nature ("Options"), or (iii) other Contracts restricting the right of Seller, or obligating Seller, to transfer or sell any Subject Assets. Except as set forth in a schedule attached to this Agreement which references a specific Article, paragraph or clause of this Agreement, upon the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof, each Purchaser shall acquire title to the Subject Assets (other than the Coal Leases and Fee Properties) being purchased and acquired by it, free and clear of all Liens, Options and Contracts, and such Purchaser shall become the sole record and beneficial owner of such Subject Assets, other than due to Liens, Options and Contracts created or entered into by such Purchaser.

                  (v) CONSENTS. Except as set forth on SCHEDULE IV(a)(v), no Consent is required to be obtained by PPC or Seller in connection with the execution and delivery by PPC or Seller of this Agreement or the consummation of the transactions contemplated hereby.

                  (vi) LITIGATION. There is no suit, action, proceeding, claim, demand, proceeding or investigation ("Litigation") pending, or to the Knowledge (as hereinafter defined) of PPC or Seller, threatened against PPC or Seller which seeks to restrain or prohibit or otherwise challenges the consummation, legality or validity of this Agreement or the transactions contemplated hereby, or if pursued and/or resulting in an Order, would have a material adverse effect on the right or ability of such Seller to sell the Subject Assets or consummate any of the other transactions contemplated hereby.

                  (vii) NO BROKERS OR FINDERS. Except for Chase Securities Inc., the fees of which shall be paid by PPC or Seller, neither PPC nor Seller has employed any broker, agent or finder in connection with the transaction contemplated by this Agreement.

         (b) REPRESENTATIONS REGARDING THE JOINT VENTURE INTERESTS. Except as set forth in the schedules attached to this Agreement which are expressly referenced in this Article IV(b):

                  (i) NO DEFAULT OR BREACH. To the Knowledge of PPC and Seller, there exists no material default or breach by Seller under any of the Contracts set forth on Schedule IV(b)(i), which Schedule lists all of the Contracts relating to either of the Joint Ventures and to which Seller is a party.

                  (ii) DISCLOSURE. To the Knowledge of PPC and Seller, NACoal has been provided with all material information in the possession of PPC or Seller and not previously in the possession of NACoal pertaining to either of the Red River Interest and the Mississippi Lignite Interest, including without limitation internal projections or forecasts relating to such Subject Assets, and all such information is complete and accurate in all material respects. To the Knowledge of PPC and Seller, none of such information contains any untrue statements of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

                  (iii) JOINT VENTURE ASSETS. To the Knowledge of PPC and Seller, neither of the Joint Ventures uses, possesses, has control over or has any claim or right to any assets or properties, real or personal, tangible or intangible, which are necessary or useful to the conduct of its business as now conducted or as proposed to be conducted which are owned by, controlled by, or titled in the name of Seller, either alone or together with any other person.

                  (iv) DEFINITION OF KNOWLEDGE. As used in this Agreement, "Knowledge" shall mean the actual knowledge of any officer or director of PPC or any manager, officer or director of Seller or what such individual, but for grossly negligent, reckless or intentional conduct, should have known.

         (c) REPRESENTATIONS REGARDING LAND MANAGEMENT COMPANY. Except as set forth in the schedules attached to this Agreement which are expressly referenced in this Article IV(c):

                  (i) ORGANIZATION, GOOD STANDING AND FOREIGN QUALIFICATION. Land Management Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Land Management Company has the corporate power and authority to own, operate and lease its properties and to carry on its business as presently being conducted. Land Management Company is duly qualified to do business and is in good standing in the States of Louisiana, Mississippi, Tennessee and Texas, those being the only jurisdictions in which such qualification is necessary to carry on its business as presently conducted.

                  (ii) CAPITALIZATION. The authorized capital stock of Land Management Company consists of 1000 shares of Common Stock, without par value, of which ten (10) shares (the "Shares") are issued and outstanding, all of which have been duly issued and are fully paid and nonassessable. All of the Shares are owned of record and beneficially by Seller.

                  (iii) OPTIONS OR OTHER RIGHTS. Except for the Shares, (A) there is no issued and outstanding capital stock or other securities (whether debt, equity or a combination thereof) of Land Management Company; (B) there are no restrictions or other obligations with respect to the sale or transfer of any of such Shares, or evidencing the right to issue or to subscribe for any of such Shares, or giving any person any rights with respect to such Shares or, in each case, any other capital stock or other securities (whether debt, equity or a combination thereof) of Land Management Company; (C) there are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to Land Management Company; and (D) there are no voting trusts, proxies or other agreements or understandings with respect to the voting of the capital stock of Land Management Company.

                  (iv) TITLE TO REAL PROPERTY. Seller has made available to NACoal all documents in possession of Land Management Company relating to Land Management Company's title to all real property, coal rights, mineral estates, surface estates, coal leases, coal subleases, surface leases, mining rights, water rights, surface disturbance consents, easements, rights of way, access rights, non-operating interests (including rights to advance royalties, production royalties and production payments) and other rights or interests in real property, permits and licenses, personal property, all geological and geophysical databases, Contracts and all other assets of Land Management Company (the "Land Management Assets"; provided, however that the Land Management Assets do not include that certain non-operating interest relating to the Calvert Lignite Mine located in Robertson, Texas and operated by Walnut Creek Mining Company, a Texas joint venture between Seller and KT Mining Company, a Delaware corporation). Except as disclosed in SCHEDULE IV(c)(iv), Land Management Company
(A) is the record and beneficial owner of all of the Land Management Assets, and
(B) has title to the Land Management Assets (other than the Leasehold Assets (as hereinafter defined) and the Land Management Assets constituting real property owned in fee) free and clear of all (i) Liens and Taxes, (ii) Options, or (iii) other Contracts. None of the Land Management Assets is encumbered by any Lien created by, through or under Land Management Company or its affiliates, except
(x) for the Lien for real property or ad valorem taxes that are not then due and payable and (y) as set forth on SCHEDULE IV(c)(iv). Except as disclosed in
SCHEDULE IV(c)(iv), there are no Contracts entered into by Land Management Company or its affiliates with third parties (or affiliates) relating to the Land Management Assets obligating Land Management Company to make payments with respect to overriding royalties or similar burdens against production from the Land Management Assets, creating preferential rights to purchase the Land Management Assets, or dedicating the coal reserves beneath the Land Management Assets to any particular Contract or sale. Except as disclosed in SCHEDULE IV(c)(iv), Land Management Company is not in breach or default of any royalty, rental or other payment obligation under any of the Leasehold Assets (as hereinafter defined).

                  (v) QUIET ENJOYMENT. Land Management Company is in material compliance with and enjoying quiet possession with respect to each of the Land Management Assets to which it is a party constituting a lease or sublease (collectively, the "Leasehold Assets"). Land Management Company has received no notice and is not aware of any claim, demand or suit by a lessor or sublessor of any of the Leasehold Assets claiming a material breach or default thereof or termination of such lease or sublease.

                  (vi) DEFAULTS. Neither the execution and delivery of this Agreement by PPC or Seller nor the performance of their obligations hereunder constitute or will constitute a breach, default or event of default under any such Leasehold Assets.

                  (vii) ENCUMBRANCES. Except as shown on SCHEDULES IV(c)(iv) and IV(c)(vii), none of the Land Management Assets is encumbered by any matter affecting title that materially and adversely affects the value of the Land Management Assets (considered as an entirety) so affected or the utility of the Land Management Assets (considered as an entirety) for the purposes to which NACoal would intend to devote the same. The matters described on SCHEDULE IV(c)(vii) shall be considered to be permitted exceptions to Land Management Company's title to the Land Management Assets. Notwithstanding the foregoing to the contrary, however, such matters described on SCHEDULE IV(c)(vii) do not materially and adversely affect the value of the

Land Management Assets (considered as an entirety) and do not materially and adversely impair the utility of the Land Management Assets (considered as an entirety) for the purpose to which NACoal would intend to devote the same.

                  (viii) ENVIRONMENTAL MATTERS. (A) (1) Neither Land Management Company nor, to PPC's or Seller's Knowledge, any other person or entity has generated, manufactured, stored, transported, treated, recycled, disposed of or otherwise handled in any way any Hazardous Materials on, beneath or about any of the Land Management Assets; (2) to PPC's or Seller's Knowledge, there has not been a release or threat of release or discharge of Hazardous Materials into the soil, surface waters, groundwaters, drinking water supplies, navigable waters, land, surface or subsurface strata, ambient air or other environmental medium, whether or not yet discovered, on, beneath or about the Land Management Assets that has resulted in or could result in any damage, loss, cost, expense, claim, demand or liability to or against Land Management Company or any of its affiliates by any governmental authority or other third party, irrespective of the cause of such condition; (3) Land Management Company has not received any notice, complaint, order, directive or action from any governmental entity or private or public entity or person relating to Hazardous Materials or environmental problems, impairments or liabilities with respect to the Land Management Assets that would prohibit use of such Assets as contemplated by NACoal; (4) neither PPC nor Seller is aware of any regional contamination issues that could adversely affect the value of the Land Management Assets (considered as an entirety) for the use to which NACoal intends to devote the same; (5) to the Knowledge of PPC or Seller, none of the Land Management Assets is currently registered on the National Register of Historic Places pursuant to the National Historic Preservation Act, 16 U.S.C. Sec. 470 et seq. (or as an historic landmark) under any comparable state or local law), nor is any of the Land Management Assets eligible for any such registration; (6) to the Knowledge of PPC or Seller, none of the Land Management Assets constitutes a habitat for any species designated as threatened or endangered pursuant to the Endangered Species Act, 16 U.S.C. Sec. 1531 et seq.; (7) to the Knowledge of PPC or Seller, no "navigable waters," as such term is used in Section 404 of the Clean Water Act 33 U.S.C. Sec. 1441, are located on any of the Land Management Assets; (8) no underground or above-ground storage tanks or subsurface structures are, to the Knowledge of PPC or Seller, located on or under any of the Land Management Assets; (9) to the Knowledge of PPC or Seller, none of the Land Management Assets is (or with the passage of time and/or the giving of notice would be) subject to any private or governmental lien or claim relating to Hazardous Materials or environmental problems; (10) neither PPC nor Seller has any Knowledge of any pending legislation relating to environmental matters that would prohibit use of the Land Management Assets as contemplated by NACoal, and
(11) to the Knowledge of PPC or Seller, none of the Land Management Assets is designated as lands unsuitable for surface coal mining operations or as areas where such mining operations are prohibited or limited by the Surface Mining Control and Reclamation Act of 1977, 30 U.S.C. Sec. 1201 ET SEQ., the Louisiana Surface Mining and Reclamation Act, La. Rev. Stat. Ann. Sec. 30-901 ET SEQ., or the Texas Surface Coal Mining and Reclamation Act, Tex. Nat. Resources Code Ann. Sec. 134.001 ET SEQ., except for setback and similar limitations affecting the right to mine within minimum distances of highways, pipelines, oil facilities or gas facilities or other spacing requirements.

                  (B) As used in this Agreement, "Hazardous Materials" shall mean (1) any "Hazardous Substance," "Pollutant or Contaminant" (as such terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601 et seq. as amended ("CERCLA")), or (2) any other chemical, substance, material, object, condition, waste, pollutant or combination thereof that is or may be hazardous to human health or safety or to the environment due to its radioactivity, ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, infectiousness or other harmful properties or effects and all of those chemicals, substances, materials, objects, conditions, wastes, pollutants or combinations thereof that are listed, defined or regulated by any federal, state or local law based upon, directly or indirectly, such properties or effects.

                  (ix) CONSENTS. No Consents are required to be obtained by Land Management Company in connection with the execution and delivery by PPC or Seller of this Agreement or the consummation of the transactions contemplated hereby.

                  (x) LITIGATION. There are no Orders or Litigation by Land Management Company or against Land Management Company or any of its assets either pending or, to the Knowledge of PPC or Seller, threatened, which involve a material amount of the property and assets, or material rights or obligations, of Land Management Company.

                  (xi) LAND MANAGEMENT COMPANY NON-OPERATING INTERESTS. Each of the obligations to Land Management Company under each of the non-operating interests included within the Land Management Assets constitutes a valid and binding obligation and is enforceable by Land Management Company in accordance with its terms, except as such enforceability may be limited by (X) bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting generally the enforcement of creditors' interests and (Y) the availability of equitable remedies (whether in a proceeding in equity or at law). Each of the parties with obligations to Land Management Company under a non-operating interest which constitutes a Land Management Asset has performed all of its obligations under, or is otherwise in compliance with all of its obligations under, such non-operating interest.

                  (xii) NO DEFAULT OR BREACH IN LAND MANAGEMENT COMPANY NON-OPERATING INTERESTS. There exists no material default or breach with regard to any of the obligations under the non-operating interests included within the Land Management Assets, and no notice has been given or received claiming that any party with obligations to Land Management Company under any such non-operating interest has committed any such default or breach or indicating the desire or intention of Land Management Company to amend, modify, rescind or terminate the same and no event has occurred which, with notice or lapse of time, would constitute a breach or default, or permit or cause termination, modification or acceleration of any obligations under any such non-operating interests and no party benefiting from or having any obligation under any such non-operating interest has repudiated any provision of any such non-operating interest.

                  (xiii) LIABILITIES AND OBLIGATIONS. Land Management Company has not incurred any liability or obligation whatsoever, whether known, due or to become due, accrued, absolute, contingent or otherwise, other than current liabilities incurred or accrued in the ordinary course of business consistent with the past practice of Land Management Company, and there has been no event, occurrence, change or set of circumstances or facts which could reasonably be expected to result in any such liability or obligation.

         (d) REPRESENTATIONS REGARDING THE COAL LEASES, FEE PROPERTIES, NON-OPERATING INTERESTS AND THE EIGHT MILE VENTURE. Except as set forth in the schedules attached to this Agreement which are expressly referenced in this
Article IV(d):

                  (i) TITLE. Seller has made available to NACoal all documents in its possession relating to its title to the Coal Leases and the Fee Properties. None of the Coal Leases or the Fee Properties is encumbered by any Lien created by, through or under Seller or its affiliates, except (x) for the Lien for real property or ad valorem taxes that are not then due and payable and
(y) as set forth on SCHEDULE IV(d)(i). Except as disclosed in SCHEDULE IV(d)(i), there are no Contracts entered into between Seller or its affiliates with third parties (or affiliates) relating to the Coal Leases or the Fee Properties creating overriding royalties or similar burdens against production from the Coal Leases or the Fee Properties, creating preferential rights to purchase the Coal Leases or the Fee Properties, or dedicating the coal reserves beneath the Coal Leases or Fee Properties to any particular Contract or sale. Except as disclosed in SCHEDULE IV(d)(i), Seller is not in breach or default of any royalty, rental or other payment obligation under any of the Coal Leases.

                  (ii) QUIET ENJOYMENT. Seller is in material compliance with and enjoying quiet possession under each of the Coal Leases. Seller has received no notice and is not aware of any claim, demand or suit by a lessor or sublessor of any of the Coal Leases claiming a material breach or default thereof or termination of any such Coal Leases.

                  (iii) DEFAULTS. Neither the execution and delivery of this Agreement by Seller nor the performance of its obligations hereunder constitutes or will constitute a breach, default or event of default under any such Coal Leases.

                  (iv) ENCUMBRANCES. Except as shown on SCHEDULES IV(d)(i) and IV(d)(iv), none of the Coal Leases or Fee Properties are encumbered by any matter affecting title that materially and adversely affects the value of the Coal Leases and the Fee Properties (considered as an entirety) so affected or the utility of the Coal Leases and the Fee Properties (considered as an entirety) for the purposes to which NACoal would intend to devote the same. The matters described on SCHEDULE IV(d)(iv) shall be considered to be permitted exceptions to Seller's title to the Coal Leases and the Fee Properties. Notwithstanding the foregoing to the contrary, however, such matters described on SCHEDULE IV(d)(iv) do not materially and adversely affect the value of the Coal Leases and the Fee Properties (considered as an entirety) and do not materially and adversely impair the utility of the Coal Leases and the Fee Properties (considered as an entirety) for the purpose to which NACoal would intend to devote the same.

                  (v) ENVIRONMENTAL MATTERS. (1) Neither Seller nor, to PPC's or Seller's Knowledge, any other person or entity has generated, manufactured, stored, transported, treated, recycled, disposed of or otherwise handled in any way any Hazardous Materials on, beneath or about any of the Coal Leases or Fee Properties; (2) to PPC's or Seller's Knowledge, there has not been a release or threat of release or discharge of Hazardous Materials into the soil, surface waters, groundwaters, drinking water supplies, navigable waters, land, surface or subsurface strata, ambient air or other environmental medium, whether or not yet discovered, on, beneath or about the Coal Leases or Fee Properties that has resulted in or could result in any damage, loss, cost, expense, claim, demand or liability to or against Seller or any of its affiliates by any governmental authority or other third party, irrespective of the cause of such condition; (3) Seller has not received any notice, complaint, order, directive or action from any governmental entity or private or public entity or person relating to Hazardous Materials or environmental problems, impairments or liabilities with respect to the Coal Leases or Fee Properties that would prohibit use of the Coal Leases or Fee Properties as contemplated by NACoal; (4) neither PPC nor Seller is aware of any regional contamination issues that could adversely affect the value of the Coal Leases and the Fee Properties (considered as an entirety) for the use to which NACoal intends to devote the same; (5) to the Knowledge of PPC or Seller, none of the Coal Leases or Fee Properties is currently registered on the National Register of Historic Places pursuant to the National Historic Preservation Act, 16 U.S.C. Sec. 470 et seq. (or as an historic landmark) under any comparable state or local law), nor is any of the Coal Leases or Fee Properties eligible for any such registration; (6) to the Knowledge of PPC or Seller, none of the Coal Leases or Fee Properties constitutes a habitat for any species designated as threatened or endangered pursuant to the Endangered Species Act, 16 U.S.C. Sec. 1531 et seq.; (7) to the Knowledge of PPC or Seller, no "navigable waters," as such term is used in
Section 404 of the Clean Water Act 33 U.S.C. Sec. 1441, are located on any of the Coal Leases or Fee Properties; (8) no underground or above-ground storage tanks or subsurface structures are, to the Knowledge of PPC or Seller, located on or under any of the Coal Leases or Fee Properties; (9) to the Knowledge of PPC or Seller, none of the Coal Leases or Fee Properties is (or with the passage of time and/or the giving of notice would be) subject to any private or governmental lien or claim relating to Hazardous Materials or environmental problems; (10) neither PPC nor Seller has any Knowledge of any pending legislation relating to environmental matters that would prohibit use of the Coal Leases or Fee Properties as contemplated by NACoal; and (11) to the Knowledge of PPC or Seller, none of the Coal Leases or Fee Properties is designated as lands unsuitable for surface coal mining operations or as areas where such mining operations are prohibited or limited by the Surface Mining Control and Reclamation Act of 1977, 30 U.S.C. Sec. 1201 ET SEQ., the Louisiana Surface Mining and Reclamation Act, La. Rev. Stat. Ann. Sec. 30-901 ET SEQ., the Mississippi Surface Coal Mining and Reclamation Law, Miss. Code Ann. Sec. 53-91 ET SEQ., the Coal Surface Mining Act of 1987, Tenn. Code Ann. Sec. 59-8-401, or the Texas Surface Coal Mining and Reclamation Act, Tex. Nat. Resources Code Ann. Sec. 134.001 ET SEQ., except for setback and similar limitations affecting the right to mine within minimum distances of highways, pipelines, oil facilities or gas facilities or other spacing requirements.

                  (vi) NON-OPERATING INTERESTS. Each of the obligations to Seller under each of the Non-Operating Interests constitutes a valid and binding obligation and is enforceable by Seller in accordance with its terms, except as such enforceability may be limited by (X) bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting generally the enforcement of creditors' interests and (Y) the availability of equitable remedies (whether in a proceeding in equity or at law). Each of the parties with obligations to Seller under a Non-Operating Interest has performed all of its obligations under, or is otherwise in compliance with all of its obligations under, such Non-Operating Interest.

                  (vii) NO DEFAULT OR BREACH IN NON-OPERATING INTERESTS. There exists no material default or breach with regard to any of the obligations under the Non-Operating Interests, and no notice has been given or received claiming that any party with obligations to Seller under a Non-Operating Interest has committed any such default or breach or indicating the desire or intention of Seller to amend, modify, rescind or terminate the same, and no event has occurred which, with notice or lapse of time, would constitute a breach or default, or permit or cause termination, modification or acceleration of any obligations under any such Non-Operating Interest and no party benefiting from or having any obligation under any such Non-Operating Interest has repudiated any provision of any such Non-Operating Interest.

                  (viii) NORIT AGREEMENTS. There are no Contracts relating to the Eight Mile Venture except those set forth on SCHEDULE VI(a)(4)(iv). Each of the obligations to Seller under each of such Contracts constitutes a valid and binding obligation and is enforceable by Seller in accordance with its terms, except as such enforceability may be limited by (X) bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting generally the enforcement of creditors' interests and (Y) the availability of equitable remedies (whether in a proceeding in equity or at law). Each of such Contracts is in full force and effect, and Seller has performed all of its obligations under, or is otherwise in compliance, with each of such Contracts.

                  (ix) NO DEFAULT OR BREACH IN NORIT AGREEMENTS. There exists no material default or breach by Seller under any of the Contracts set forth on
SCHEDULE VI(a)(4)(iv) or by any other party thereto, and Seller has not received any notice claiming that it has committed any such default or breach or indicating the desire or intention of any party thereto to amend, modify, rescind or terminate the same, and no event has occurred which, with notice or lapse of time, would constitute a breach or default, or permit termination, modification or acceleration, under any such Contract and no party to any such Contract has repudiated any provision of such Contract.

                  (x) DISCLOSURE. NACoal has been provided with all material information in the possession of PPC or Seller pertaining to the Eight Mile Venture, including without limitation, internal projections or forecasts relating to such Subject Asset, and all such information is complete and accurate in all material respects. None of such information contains any untrue statements of material fact or omits to state a material fact necessary to make misstatements contained therein not misleading.

                  (xi) LIABILITIES AND OBLIGATIONS. There are no liabilities or obligations whatsoever, whether known, due or to become due, accrued, absolute, contingent or otherwise, of Seller relating to or arising out of the Eight Mile Venture.

         (e) REPRESENTATIONS REGARDING POWER PROJECT INTEREST. Except as set forth in the schedules attached to this Agreement which are expressly referenced in this Article IV(e):

                  (i) POWER PROJECT INTEREST CONTRACTS. There are no Contracts relating to the Power Project Interest except those set forth on SCHEDULE IV(e)(i). Each of such Contracts is in full force and effect, and Seller has performed all of its obligations under, or is otherwise in compliance with each of such Contracts.

                  (ii) NO DEFAULT OR BREACH. There exists no material default or breach by Seller under any of the Contracts set forth on SCHEDULE IV(e)(i) or by any other party thereto, and Seller has not received any notice claiming that it has committed any such default or breach or indicating the desire or intention of any party thereto to amend, modify, rescind or terminate the same, and no event has occurred which, with notice or lapse of time, would constitute a breach or default, or permit termination, modification or acceleration, under any such Contract and no party to any such Contract has repudiated any provision of such Contract.

                  (iii) DISCLOSURE. NACoal has been provided with all material information in the possession of PPC or Seller pertaining to the Power Project Interest, including without limitation, internal projections or forecasts relating to such Subject Asset, and all such information is complete and accurate in all material respects. None of such information contains any untrue statements of material fact or omits to state a material fact necessary to make misstatements contained therein not misleading.

                  (iv) LIABILITIES AND OBLIGATIONS. There are no liabilities or obligations whatsoever, whether known, due or to become due, accrued, absolute, contingent or otherwise, of Seller relating to or arising out of the Power Project Interest.

         (f) REPRESENTATIONS REGARDING THE MISCELLANEOUS ASSETS, THE OFFICE LEASE AND THE SUBLEASE. Except as set forth in the schedules to this Agreement which are expressly referenced in this Article IV(f):

                  (i) RECORDS. All of the title records, prospect and lease files and other data and documents (collectively, "Records") described on
SCHEDULE VI(a)(6) constitute all of the Records owned by Seller relating to the Coal Leases, Fee Properties, Non-Operating Interests or Land Management Assets.

                  (ii) OFFICE LEASE. Seller currently occupies Suite 200 of a certain office building located at 2929 North Central Expressway, Richardson, Texas 75080-2043 under an oral arrangement with PPC which leases such Suite plus more space at such building under an Office Lease Agreement dated April 24, 1991 between 2929 Partners, Ltd., successor-in-interest to State Mutual Life Assurance Co. of America (the "Landlord"), and PPC (the "Office Lease"). The Office Lease has been duly authorized, executed and delivered by each of the parties thereto, constitutes a valid and binding obligation of each of the parties thereto, and is enforceable against each of such parties in accordance with its terms, except as such enforceability may be limited by (X) bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' interests and (Y) the availability of equitable remedies (whether in a proceeding, in equity or at law). The Office Lease is in full force and effect, and each of such parties thereto has performed all of its obligations under, or is otherwise in compliance with, the Office Lease. PPC is enjoying quiet possession under the Office Lease.

                  (iii) NO DEFAULT OR BREACH UNDER OFFICE LEASE. There exists no default or breach by any of the parties to the Office Lease, and none of such parties has received any notice claiming that it has committed any such default or breach or indicating a desire or intention of any other party thereto to amend, modify, rescind or terminate the same and no event has occurred which, with notice or lapse of time, would constitute a breach or default, or permit or cause termination, modification or acceleration, under the Office Lease, and no party to the Office Lease has repudiated any provision of the Office Lease.

                  (iv) OWNED FIXTURES AND PERSONAL PROPERTY. SCHEDULE VI(a)(6) includes a complete and accurate list of all fixtures and personal property, including but not limited to all machinery and equipment, office furniture and equipment and vehicles (collectively, "Fixtures and Personal Property"), which is owned by Seller and used at the office space covered by the Office Lease, as well as a depreciation schedule for such assets. All of such assets are in good operating condition, ordinary wear and tear excepted, and all have been maintained, repaired and replaced consistent with Seller's past practice.

                  (v) LEASED FIXTURES AND PERSONAL PROPERTY. SCHEDULE VI(a)(6) includes a complete list of all leases of Fixtures and Personal Property located at the office space which is subject to the Office Lease and with respect to which Seller is a lessee, including respective expiration dates and monthly rentals for each such asset.

                  (vi) SUBLEASE. The Sublease has been duly authorized by PPC, and assuming the due execution and delivery thereof by PPC and NACoal, shall constitute the legal, valid and binding obligation of PPC, enforceable against PPC in accordance with its terms except as such enforceability may be limited by
(X) bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to or affecting generally the enforcement of creditors interests and (Y) the availability of equitable remedies (whether in a proceeding in equity or at law). PPC has the corporate power and authority to enter into the Sublease and to undertake and perform fully the transactions contemplated thereby. All necessary corporate action has been taken by and on behalf of PPC with respect to the authorization, execution, delivery and performance of the Sublease. Neither the execution and delivery of the Sublease by PPC nor the performance of its obligations thereunder will (i) violate, conflict with or result in a breach of any Law or any Orders applicable to PPC or its certificate of incorporation or bylaws, or (ii) violate, conflict with or result in a breach or termination of, or otherwise give any contracting party additional rights or compensation under, or the right to terminate or accelerate, or constitute (with notice or lapse of time, or both) a default under the terms of, any contracts to which PPC is a party or by which PPC is bound which would prevent the consummation by PPC of the transactions contemplated by the Sublease.

         (g) TAX REPRESENTATIONS. With respect to each of Seller and Land Management Company that, except as set forth on SCHEDULE IV(g):

                  (i) TAX RETURNS. All Tax Returns (as hereinafter defined) that are or were required to be filed on or before the Closing Date by or with respect to either of such persons have been or will be timely filed (or a filing extension from the appropriate Taxing Authority (as hereinafter defined) has been or will have been obtained) and are or will be true and correct in all material respects. All Taxes (as hereinafter defined) owed by either of such persons for the taxable period covered by each such Tax Return (whether or not shown on such Tax Return) have been or will be duly and timely paid in full on or before the Closing Date. No claim has ever been made by any Taxing Authority in a jurisdiction where either of such persons does not file Tax Returns that it is or may be subject to Tax in such jurisdiction. No assets of either of such persons is subject to any Liens, whether or not perfected, for any Taxes.

                  (ii) AUDITS, CLAIMS, WAIVERS. No Tax Return filed by either of such persons is currently being audited or examined by any Taxing Authority. There are no unsatisfied claims or deficiencies against either of such persons for Taxes. None of such persons has given any waiver or extension (or is subject to a waiver or extension given by any other person) of any statute of limitations relating to the assessment or collection of any Taxes which has not by its terms either expired or been terminated.

                  (iii) PAYMENTS. Each payment of Current Period Taxes (as hereinafter defined), whether actual or estimated, payable by each of such persons has been or will be timely paid by it before the date on which such payment is required to be made and in an amount sufficient to avoid the imposition of any penalty.

                  (iv) WITHHOLDING. Each of such persons has withheld and timely paid, or will withhold and timely pay, all Taxes required to be withheld and paid in connection with amounts paid before or on the Closing Date to (A) any employee of either of such persons or (B) any person entitled to receive any form of mineral royalty payment from either of such persons.

                  (v) AFFILIATED GROUPS. Neither of such persons has ever been a member of an affiliated group filing a consolidated, combined or unitary income or franchise Tax Return for state or local tax purposes, and neither of such persons has any liability for any state or local Taxes of any other person.

                  (vi) TAX SHARING AGREEMENTS. Neither of such persons is a party to any tax sharing agreement or arrangement that will require any payment by either of such persons after the Closing.

                  (vii) POWERS OF ATTORNEY. No power of attorney currently in force has been granted by either of such persons which will be binding on either of such persons or any of Purchasers after the Closing. Neither of such persons has entered into a closing agreement with any Taxing Authority which will have continuing effect on such person, any of Purchasers or any affiliate of any of Purchasers after the Closing.

                  (viii) TAX DEFINITIONS. For purposes of this Article IV(g) and
Article XIII of this Agreement:

                           (A) The term "Tax" means (1) all taxes or other
fiscal levies imposed by any governmental authority, domestic or foreign, including, without limitation, any net income, alternative or add-on minimum, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, license, registration, recording, documentary, conveyancing, gains, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other like assessment, together with any interest, penalty, addition to tax or additional amount imposed or assessed by any governmental authority with respect thereto; or (2) any liability for the payment of any amounts of the type described in (1) as a result of being a member of an affiliated, consolidated, combined or unitary group or being a party to any agreement under which liability is determined or taken account with reference to the liability of any other person; or (3) any liability for the payment of any amounts of the type described in (1) as a result of any express or implied obligation to indemnify any other person or as a result of being party to any other arrangement or agreement.

                           (B) The term "Tax Return" means any return,
declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                           (C) The term "Current Period Tax" means, in the case
of any taxable year which begins before and ends after the Closing Date, the total Tax attributable to the portion of such taxable year which ends on and includes the Closing Date.

                           (D) The term "Taxing Authority" means a governmental
body (whether federal, state, local, provincial or foreign) exercising taxing authority, including without limitation, the U.S. Internal Revenue Service.

                         V. PURCHASERS' REPRESENTATIONS

         Each of Purchasers jointly and severally represents and warrants to and with PPC and Seller that:

         (a) ORGANIZATION, GOOD STANDING AND AUTHORITY. NACoal is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and each of Oxbow and Red Hills is a limited liability company duly formed, validly existing and in good standing under laws of the state of its formation. Each of Purchasers has the power and authority (corporate or limited liability company, as the case may be) to own, operate and lease its properties and to carry on its business as presently being conducted. Each of Purchasers is duly qualified to do business and is in good standing in each jurisdiction necessary for such Purchaser to consummate the transactions contemplated by this Agreement.

         (b) AUTHORIZATION, VALIDITY AND NON-CONTRAVENTION. This Agreement has been duly and validly executed and delivered by each of Purchasers and, assuming the due execution thereof by PPC and Seller, constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms except as such enforceability may be limited by (X) bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to or affecting generally the enforcement of creditors interests and (Y) the availability of equitable remedies (whether in a proceeding in equity or at law). Each of Purchasers has the power and authority (corporate or limited liability company, as the case may be) to enter into this Agreement and to undertake and perform fully the transactions contemplated hereby. All necessary action (corporate or limited liability company, as the case may be) has been taken by and on behalf of each of Purchasers with respect to the authorization, execution, delivery and performance of this Agreement. Neither the execution and delivery of this Agreement by any of Purchasers nor the performance of its obligations hereunder will (i) violate, conflict with or result in a breach of any Law or any Orders applicable to such Purchaser or its certificate of incorporation or bylaws, or (ii) violate, conflict with or result in a breach or termination of, or otherwise give any contracting party additional rights or compensation under, or the right to terminate or accelerate, or constitute (with notice or lapse of time, or both) a default under the terms of, any Contracts to which such Purchaser is a party or by which such Purchaser is bound which would prevent the consummation by such Purchaser of the transactions contemplated by this Agreement.

         (c) NO BROKERS OR FINDERS. None of Purchasers has employed any broker, agent or finder in connection with the transactions contemplated by this Agreement.

         (d) CONSENTS. No Consents are required to be obtained by any of Purchasers in connection with the execution and delivery by such Purchaser of this Agreement or the consummation of the transactions contemplated hereby.

         (e) SUBLEASE. The Sublease has been duly authorized by NACoal, and assuming the due execution and delivery thereof by PPC and NACoal, shall constitute the legal, valid and binding obligation of NACoal, enforceable against NACoal in accordance with its terms except as such enforceability may be limited by (X) bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to or affecting generally the enforcement of creditors interests and (Y) the availability of equitable remedies (whether in a proceeding in equity or at law). NACoal has the corporate power and authority to enter into the Sublease and to undertake and perform fully the transactions contemplated thereby. All necessary corporate action has been taken by and on behalf of NACoal with respect to the authorization, execution, delivery and performance of the Sublease. Neither the execution and delivery of the Sublease by NACoal nor the performance of its obligations thereunder will (i) violate, conflict with or result in a breach of any Law or any Orders applicable to NACoal or its certificate of incorporation or bylaws, or (ii) violate, conflict with or result in a breach or termination of, or otherwise give any contracting party additional rights or compensation under, or the right to terminate or accelerate, or constitute (with notice or lapse of time, or both) a default under the terms of, any Contracts to which NACoal is a party or by which NACoal is bound which would prevent the consummation by NACoal of the transactions contemplated by the Sublease.

                             VI. THE SUBJECT ASSETS

         (a) SUBJECT ASSETS. The assets being sold hereunder and which are referred to as the "Subject Assets" consist of the following:

1. RED RIVER MINING COMPANY. The interest of Seller in that certain joint venture ("Red River Mining Company") established pursuant to that certain agreement made and effective as of September 1, 1988, as amended (the "Red River Joint Venture Agreement"), by and between Seller and NACoal, which interest includes all of Seller's rights under the Contracts listed on SCHEDULE IV(b)(i) relating to Red River Mining Company and all of Seller's right, title and interest in and to Seller's capital account, Seller's rights in and to specific Red River Mining Company assets and properties (if any), rights to participate in the management of Red River Mining Company, rights to distributions, reimbursements or other payments (including distributions of cash flow for the period between the close of business on August 31, 2000, and the Closing Date which have not been distributed), rights to profits, losses and other allocations and all other rights and benefits of Seller of every description whatsoever belonging or accruing to the benefit of Seller in Red River Mining Company (the "Red River Interest"). Notwithstanding anything contained herein to the contrary, no Purchaser is assuming any liability or obligation (whether absolute, contingent, known or unknown) arising out of Seller's interest in or relating to Red River Mining Company and existing prior to Closing.

2. MISSISSIPPI LIGNITE MINING COMPANY. The interest of Seller in that certain joint venture ("Mississippi Lignite Mining Company") established pursuant to that certain agreement made and effective as of September 12, 1997, as amended (the "Mississippi Lignite Joint Venture Agreement"), by and between Seller and NACoal, which interest includes all of Seller's rights, under the Contracts listed on SCHEDULE IV(b)(i) relating to Mississippi Lignite Mining Company and all of Seller's right, title and interest in and to Seller's capital account, Seller's rights in and to specific Mississippi Lignite Mining Company assets and properties (if any), rights to participate in the management of Mississippi Lignite Mining Company, rights to distributions, reimbursements or other payments (including distributions of cash flow for the period between the close of business on August 31, 2000, and the Closing Date which have not been distributed), rights to profits, losses and other allocations and all other rights and benefits of Seller of every description whatsoever belonging or accruing to the benefit of Seller in Mississippi Lignite Mining Company (the "Mississippi Lignite Interest"). Notwithstanding anything contained herein to the contrary, no Purchaser is assuming any liability or obligation (whether absolute, contingent, known or unknown) arising out of Seller's interest in or relating to Mississippi Lignite Mining Company and existing prior to Closing.

3. SHARES OF LAND MANAGEMENT COMPANY. All of the issued and outstanding shares of capital stock of Phillips Coal Land Management Corporation, a Nevada corporation ("Land Management Company").

4. COAL LEASES, FEE PROPERTIES, NON-OPERATING INTERESTS AND THE EIGHT MILE VENTURE. All of Seller's right, title and interest in and to: (i) the coal leases and subleases owned by Seller and listed in SCHEDULE VI(a)(4)(i) including, without limitation, all of Seller's right, title and interest in the leasehold estates created thereunder (the "Coal Leases"), (ii) the real properties and associated mining rights owned in fee by Seller and listed in
SCHEDULE VI(a)(4)(ii) (the "Fee Properties"), (iii) the non-operating interests owned by Seller and listed on SCHEDULE VI(a)(4)(iii) (the "Non-Operating Interests"); and (iv) that certain joint venture (the "Eight Mile Venture") established pursuant to that certain agreement made and effective as of May 30, 2000, as amended (the "Eight Mile Joint Venture Agreement"), by and between Seller and Norit Americas Inc., which interest includes all of Seller's rights under the Contracts listed on SCHEDULE VI(a)(4)(iv) and all of Seller's right, title and interest in and to Seller's capital account, Seller's rights in and to specific Eight Mile Venture assets and properties (if any), rights to participate in the management of the Eight Mile Venture, rights to distributions, reimbursements or other payments, rights to profits, losses and other allocations and all other rights and benefits of Seller of every description whatsoever belonging or accruing to the benefit of Seller in the Eight Mile Venture (the "Eight Mile Venture Interest"); provided, however, that notwithstanding the foregoing, no Purchaser is assuming any liability or obligations (whether absolute, contingent, known or unknown) arising out of or relating to the Coal Leases, Fee Properties, Non-Operating Interests or Seller's interest in or relating to the Eight Mile Venture and existing prior to Closing.

5. POWER PROJECT INTEREST. All of Seller's right, title and interest in and to its interest in future power projects located in Choctaw County, Mississippi, as described in the second sentence of paragraph 7 of that certain letter agreement between Seller and CRSS, Inc., a Delaware corporation, dated December 12, 1996 ("Power Project Interest"); provided, however that no Purchaser is assuming any liability or obligation (whether absolute, contingent, known or unknown) arising out of or relating to the Power Project Interest and existing prior to Closing.

6. MISCELLANEOUS ASSETS. All of Seller's right, title and interest in and to the assets and properties listed or otherwise described on SCHEDULE VI(a)(6) ("Miscellaneous Assets"); provided, however, that notwithstanding the foregoing, no Purchaser is assuming any liability or obligation (whether absolute, contingent, known or unknown) arising out of or relating to such Miscellaneous Assets and existing prior to Closing. Such liabilities and obligations in the foregoing proviso, in the provisos to Articles VI(a)(4) and VI(a)(5) and in the last sentences of Article VI(a)(1) and (2) are referred to collectively as the "Excluded Liabilities"; provided, however, that the Excluded Liabilities do not include any liability or obligation of either of Red River Mining Company or Mississippi Lignite Mining Company under applicable law to perform reclamation of surface lands disturbed in connection with its mining operations.

                   VII. CONSENTS TO ASSIGNMENTS AND SUBLEASES

         (a) NO ASSIGNMENT. To the extent that any of the Subject Assets assigned hereunder is not assignable without the consent of another party, or to the extent that the execution of the Sublease by PPC requires the Landlord's consent, and any such consent has not been obtained at or prior to the Closing (even though each of PPC and Seller will use its best efforts to obtain such consents), this Agreement shall not constitute an assignment or an attempted assignment or sublease or attempted sublease if such assignment or attempted assignment or sublease or attempted sublease would constitute a breach thereof.
SCHEDULE IV(a)(v) hereto includes an identification of each of the Subject Assets that are not assignable without the consent of another party and indicates in each case whether such consent has been obtained. In addition, such
Schedule indicates whether the Sublease requires the consent of the Landlord under the Office Lease and whether such consent has been obtained. Each of PPC and Seller agrees to use its best efforts to obtain the consent of such other party to such assignments and to the Sublease, in all cases in which such consent is required. Until such consent has been obtained, or if such consent is not obtained, each of PPC and Seller will cooperate with Purchasers in any reasonable arrangements designed to provide Purchasers the benefits under any such Subject Assets and the Office Lease, including enforcement, to the extent reasonable, at the cost and for the account of Purchasers, of any and all rights of Seller against the other party thereto arising out of the failure of such other party to perform its obligations thereunder or otherwise.

         (b) FURTHER ASSURANCES. Each of PPC and Seller hereby agrees that, from time to time after the Closing, upon the reasonable request of Purchasers, it will execute and deliver, or cause to be executed and delivered, all such other instruments of conveyance and transfer and will take such other action as Purchasers may reasonably request to vest more effectively in Purchasers' title to, and put Purchasers in possession of, any of the Subject Assets and the property to be subleased pursuant to the Sublease, and, in the case of any rights, if any, that cannot be transferred effectively without the consent of third parties, to assure to Purchasers the benefits thereof as contemplated by this Agreement. In furtherance of the foregoing, upon the reasonable request of Purchasers, each of PPC and Seller will, and will cause its employees, agents and consultants to, communicate in writing to Purchasers and their representatives all facts known to each of PPC and Seller respecting the Subject Assets and the property to be subleased pursuant to the Sublease, testify in any legal proceedings relating to or affecting the Subject Assets, sign all lawful papers, execute all division, continuation, substitution, renewal and reissue applications relating to or affecting the Subject Assets and the property to be subleased pursuant to the Sublease.

                        VIII. GUARANTIES OF PERFORMANCE

         (a) REPRESENTATION AND WARRANTY OF PPC. PPC has given certain guaranties of performance, performance bonds and other financial backstopping arrangements on behalf of Seller as listed on SCHEDULE VIII(a) (the "Guaranties") and represents and warrants to Purchasers that (i) it has performed all of its obligations under, or is otherwise in compliance with, each of such Guaranties, (ii) there exists no material default or breach by PPC thereunder, (iii) PPC has not received any notice claiming that it has committed any such default or breach or indicating the desire or intention of any party benefiting from such Guaranty to assert that PPC is obligated to perform under such Guaranty, and (iv) to the Knowledge of PPC no event has occurred which, with notice or lapse of time, might give rise to any such claim.

         (b) RELEASE. As long as the representation and warranty in Article VIII(a) continues to be true and correct in all material respects, (x) NACoal shall use reasonable efforts and cooperate with PPC and Seller to attempt to obtain the releases of all such Guaranties, and (y) NACoal shall, from and after Closing, defend, indemnify and hold harmless PPC from any and all loss, costs, damages or claims resulting from, or relating to, any such unreleased Guaranty; provided, however, that notwithstanding the foregoing, NACoal shall have no liability or obligation with respect to any Guaranty to the extent that it relates to any Excluded Liability.

         (c) EQUIPMENT LEASE GUARANTIES AND LETTER OF CREDIT SECURING RECLAMATION BOND. Subject to the proviso in Article VIII(b), in the case of that certain Lease Guaranty (Corporate), dated October 18, 1999 from PPC to ICX Corporation and that certain Guarantee Agreement, dated as of February 23, 1999 by PPC and NACoal in favor of Norlease, Inc. (collectively, the "Equipment Lease Guaranties"), and that certain Irrevocable Standby Letter of Credit dated August 21, 1999, in favor of Mississippi Department of Environmental Quality as security for the Mississippi Lignite Mining Company's Reclamation Bond ("Letter of Credit"), NACoal and PPC shall use reasonable efforts and cooperate with each other to obtain, by the Closing, releases of such Equipment Lease Guaranties and Letter of Credit and the replacement thereof with letters of credit or other similar arrangements on terms reasonably satisfactory to PPC, NACoal and the lessors under the equipment leases, in the case of the Equipment Lease Guaranties, and PPC, NACoal and the Mississippi Department of Environmental Quality in the case of the Letter of Credit. In consideration of NACoal obtaining such substitute letters of credit or other similar arrangements, PPC and Seller hereby agree that the sum of One Million Seventy-Six Thousand Dollars ($1,076,000) shall be deducted from the amount due at the Closing from Red Hills for the Mississippi Lignite Interest.

                           IX. CONDITIONS OF CLOSING

         (a) PURCHASERS' CONDITIONS. The obligation of Purchasers to purchase and pay for the Subject Assets at the Closing is subject to the fulfillment or satisfaction, at or prior to the Closing, of the following conditions, any of which may be waived in whole or in part in writing by Purchasers:

                  (i) DELIVERIES. PPC and Seller shall have delivered or caused to be delivered all of the items required by Article III(b) of this Agreement. All certificates, agreements, instruments and documents of PPC and Seller mentioned herein or incident to the transactions provided for in this Agreement shall be reasonably satisfactory in form and substance to Purchasers.

                  (ii) REPRESENTATIONS AND WARRANTIES AND COVENANTS. The representations and warranties set forth in Article IV and Article VIII shall be true and correct in all respects at and as of the Closing with the same force and effect as though made on and as of the Closing Date, except for those representations and warranties which speak as of a certain date in which case such representations and warranties shall be accurate as of that date. Each of PPC and Seller shall have performed or complied with all covenants and agreements contemplated by this Agreement to be performed by such party at or prior to the Closing.

                  (iii) THIRD-PARTY CONSENTS. PPC and Seller shall have obtained all Consents that may be required in connection with the consummation of the transactions contemplated by this Agreement, including the Consents listed on
SCHEDULE IV(a)(v).

                  (iv) NO ORDERS. There shall be no Orders in effect preventing consummation of any of the transactions contemplated by this Agreement.

                  (v) NO LITIGATION. No Litigation challenging the legality of, or seeking to restrain, prohibit or materially modify, the transactions provided for in this Agreement shall have been instituted and not settled or otherwise terminated.

                  (vi) EQUIPMENT LEASE GUARANTIES AND LETTER OF CREDIT. PPC shall have been released from its obligations under the Equipment Lease Guaranties and Letter of Credit in accordance with Article VIII(c), and such Guaranties shall have been replaced by letters of credit or other similar arrangements in accordance with Article VIII(c).

         (b) CONDITIONS OF PPC AND SELLER. The obligations of PPC and Seller at the Closing are subject to the fulfillment or satisfaction, at or prior to the Closing, of the following conditions, any of which may be waived in whole or in part in writing by PPC and Seller:

                  (i) REPRESENTATIONS AND WARRANTIES AND COVENANTS. The representations and warranties set forth in Article V shall be true and correct in all respects at and as of the Closing. Each of Purchasers shall have performed or complied with all covenants and agreements contemplated by this Agreement to be performed by it at or prior to the Closing.

                  (ii) NO ORDERS. There shall be no Orders in effect preventing consummation of any of the transactions contemplated by this Agreement.

                  (iii) DELIVERIES. Purchasers shall have delivered or caused to be delivered all of the items required by Article III(c) of this Agreement. All certificates, agreements, instruments and documents of Purchasers and mentioned herein or incident to the transactions contemplated hereby shall be reasonably satisfactory in form and substance to PPC and Seller.

                  (iv) NO LITIGATION. No Litigation challenging the legality of, or seeking to restrain, prohibit or materially modify, the transactions provided for in this Agreement shall have been instituted and not settled or otherwise terminated.

                  (v) EQUIPMENT LEASE GUARANTIES AND LETTER OF CREDIT. PPC shall have been released from its obligations under the Equipment Lease Guaranties and Letter of Credit in accordance with Article VIII(c), and such Guaranties shall have been replaced by letters of credit or other similar arrangements in accordance with Article VIII(c).

                       X. CERTAIN PRE-CLOSING OBLIGATIONS

         (a) ACTIONS REGARDING PRE-CLOSING COVENANTS. Each of the parties hereto shall use commercially reasonable efforts to take all action and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

         (b) CHANGES TO THE SUBJECT ASSETS. From the date hereof through the Closing Date, except as expressly provided by this Agreement or expressly approved in advance by Purchasers in writing, neither PPC nor Seller shall sell, transfer or assign any of the Subject Assets or permit the creation of any Lien with respect to the Subject Assets, and neither PPC nor Seller shall:

                  (i) make any change in, or permit Land Management Company to make any change in, Land Management Company's authorized capital stock, including any issuance, sale, split or reclassification in respect of its outstanding capital stock or any other equity interests or securities (including evidences of indebtedness) of Land Management Company, or issue, sell or dispose of any capital stock, or grant any Options, to or enter into any other Contracts with respect to the purchase or other acquisition (including upon conversion or exercise) any of its capital stock or other securities;

                  (ii) merge or consolidate Land Management Company, or permit Land Management Company to merge or consolidate, with any other person, permit Land Management Company to acquire any stock, business, or substantially all of the property or assets of any other person;

                  (iii) permit Land Management Company to sell, transfer or dispose of any Land Management Asset;

                  (iv) make any change in the certificate of incorporation or by-laws of Land Management Company;

                  (v) cause, permit or suffer any changes in the Subject Assets other than changes in the ordinary course of business, none of which shall be materially adverse, or allow Land Management Company to cause, permit or suffer any changes in the Land Management Assets other than changes in the ordinary course of business, none of which shall be materially adverse;

                  (vi) permit or suffer any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting any of the Subject Assets, or allow Land Management Company to permit or suffer any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting any of the Land Management Assets;

                  (vii) cause, permit or suffer any waiver, compromise or other settlement of any of its rights under any Contract which constitutes a Subject Asset, or allow Land Management Company to cause, permit or suffer any waiver, compromise or settlement of any of its rights under any Land Management Asset which constitutes a Contract; or

                  (viii) solicit or negotiate with respect to or enter into any agreement or understanding to do any of the foregoing.

         (c) FULL ACCESS. Upon reasonable notice, PPC and Seller shall permit, and shall cause Land Management Company to permit, (i) representatives of Purchasers to have access, to the extent not prohibited by law, to all premises, properties (whether real, personal or otherwise), books, records (including tax records), Contracts and documents relating to the Subject Assets or Land Management Company, and (ii) Purchasers to cause an independent environmental consultant chosen by Purchasers to inspect, audit and test the Subject Assets and the Land Management Assets for the existence of any Hazardous Materials or any facts and circumstances that would constitute a breach of Article IV(c)(viii) or Article IV(d)(v). PPC and Seller shall further cause their managerial employees, counsel, environmental consultants and regular independent certified accountants to be available upon reasonable advance notice to answer questions of Purchasers concerning the Subject Assets or Land Management Company and, in the case of environmental consultants, to make available all environmental data and reports in their possession relating to Subject Assets or Land Management Company and, at Purchasers' sole election and expense, to update previously prepared environmental reports relating to the Subject Assets or Land Management Company.

         (d) NO SHOP. From the date hereof until the Closing Date, neither PPC nor Seller shall solicit or enter into negotiations with any party other than Purchasers or encourage, facilitate or initiate any discussions with any party other than Purchasers, with regard to a purchase and sale of any of the Subject Assets.

         (e) NOTICE OF BREACH OR NON-COMPLIANCE. PPC and Seller shall give prompt notice to Purchasers of (i) the occurrence or non-occurrence of any event which would cause or has caused any material breach of any representation or warranty of PPC or Seller contained in this Agreement at the Closing Date, and
(ii) any failure of PPC or Seller to comply in any material respect with or satisfy any covenant or agreement to be complied with or performed by it hereunder.

         (f) PAYMENT OF INTER-COMPANY ACCOUNTS PAYABLE. Prior to the Closing, PPC and Seller shall cause Land Management Company to pay in full or otherwise be fully discharged from all inter-company accounts payable.

                              XI. INDEMNIFICATION

         (a) BY PPC AND SELLER. PPC, Seller and their respective successors and assigns, jointly and severally, will protect, indemnify and hold harmless Purchasers and their affiliates, officers, directors, agents and employees in respect of any losses, claims, damages, liabilities or related expenses (including reasonable attorneys' fees) to which they may become subject as a result of (i) any inaccuracy in or breach of the representations and warranties made by PPC or

Seller in this Agreement, (ii) any failure by PPC or Seller to perform, abide by or fulfill agreements or covenants to be so performed, abided by or fulfilled by PPC or Seller hereunder, or (iii) any of the Excluded Liabilities.

         (b) BY PURCHASERS. Purchasers and their respective successors and assigns, jointly and severally, will protect, indemnify and hold harmless PPC, Seller, their affiliates, officers, directors, agents and employees in respect of any losses, claims, damages, liabilities, or related expenses (including reasonable attorneys' fees) to which they may be subject as a result of (i) any inaccuracy in or breach of the representations and warranties made by any of Purchasers in this Agreement, (ii) any failure by any of Purchasers to perform, abide by or fulfill agreements or covenants to be so performed, abided by or fulfilled by such Purchaser hereunder, or (iii) any Assumed Liability.

         (c) NOTICE OF CLAIM. Promptly following the receipt by a party hereunder of any claim, demand, action or suit or the incurrence of any loss, cost, damage or expense that is subject to the provisions of this Article XI ("Action"), such party shall give written notice of such Action to the other party hereto accompanied by copies of any written documentation with respect thereto received by the notifying party and stating the basis upon which indemnification is being sought pursuant to this Agreement. Such notice shall constitute a claim for indemnification hereunder (the "Claim").

         (d) DEFENSE OF ACTIONS. Any party required to provide indemnification under this Article XI (the "Indemnifying Party") shall have the right at its option to compromise or defend at its own expense and with its own counsel, any such Action. Any party entitled to indemnification hereunder (the "Indemnified Party") shall have the right at its option to participate in the settlement or defense of any such action, with its own counsel and at its own expense, but the Indemnifying Party shall have the right to control such settlement or defense. The parties hereto agree to cooperate in any such defense or settlement and to give each other reasonable access to all information relevant thereto. The parties hereto shall similarly cooperate in the prosecution of any claim or lawsuit against any third party. If an Indemnifying Party fails to notify an Indemnified Party of its intent to take any action with respect to any Action within fifteen (15) days after receipt of a Claim, the Indemnified Party without waiving any rights to indemnification hereunder, may defend such Action and shall have the right to enter into any good faith settlement thereof without prior written consent of the Indemnifying Party.

                      XII. CERTAIN POST-CLOSING COVENANTS

         (a) USE OF PHILLIPS NAME. Within sixty (60) days following the Closing, NACoal shall change the name of Land Management Company so that Phillips does not appear in said name. Purchasers shall cease using the names "Phillips," "Phillips Coal Land Management Company" or "Phillips Coal Company" for any purpose after the Closing; provided, however, that Purchasers shall have sixty
(60) days after the Closing to complete such cessation of use.

         (b) CONFIDENTIALITY OF RECORDS. Within sixty (60) days following the Closing, Seller shall destroy or otherwise deliver to NACoal all copies of the Records described on SCHEDULES VI(a)(6) and all copies of the geological and geophysical databases owned by Land Management Company which are in the possession of, or under the control of, PPC, Seller or any of their affiliated entities. Seller acknowledges that following the Closing the information and data set forth on such Records shall at all times be and remain the property of NACoal and the information on such geological and geophysical databases shall at all times be and remain the property of Land Management Company and that, except as to such information and data which Seller has been advised by counsel in a written opinion is required to be disclosed pursuant to applicable laws, Seller shall maintain such information and data in strict confidence. If Seller is so advised, it will notify NACoal prior to such disclosure, provide NACoal with a copy of the written opinion and consult and cooperate with NACoal regarding such disclosure.

         (c) ASSUMED LIABILITIES. At the Closing, NACoal shall assume, agree to pay, perform and discharge when due the following liabilities and obligations relating to the Subject Assets (the "Assumed Liabilities") or, in the case of any Subject Asset which has been conveyed and delivered to a directly or indirectly wholly owned corporate subsidiary, in accordance with Article III(d), or in the case of any Subject Asset which has been purchased and acquired by any one of the Purchasers other than NACoal, shall cause such entity to assume, agree to pay, perform and discharge when due such liabilities and obligations relating to such Subject Asset:

                  (i) JOINT VENTURE CONTRACTS. All liabilities and obligations of Seller from and after the Closing arising out of the Contracts set forth on
SCHEDULE IV(b)(i).

                  (ii) COAL LEASES. All liabilities and obligations of Seller from and after the Closing arising out of the Coal Leases listed in SCHEDULE VI(a)(4)(i).

                  (iii) FEE PROPERTIES AND MISCELLANEOUS ASSETS. All liabilities and obligations arising out of or resulting from the use or ownership from and after the Closing of the Fee Properties listed in SCHEDULE VI(a)(4)(ii) and the Records and Fixtures and Personal Property listed in SCHEDULE VI(a)(6).

                  (iv) NON-OPERATING INTERESTS. All liabilities and obligations of Seller from and after the Closing arising out of the Non-Operating Interests listed in SCHEDULE VI(a)(4)(iii).

                  (v) NORIT AGREEMENTS. All liabilities and obligations of Seller from and after the Closing arising out of the Contracts set forth on
SCHEDULE VI(a)(4)(iv).

                  (vi) POWER PROJECT INTEREST CONTRACTS. All liabilities and obligations of Seller from and after the Closing arising out of the Contracts set forth on SCHEDULE IV(e)(i).

                  (vii) CONTRACTS INCLUDED IN MISCELLANEOUS ASSETS. All liabilities and obligations of Seller from and after the Closing arising out of the leases of Fixtures and Personal Property listed on SCHEDULE VI(a)(6).

Notwithstanding the foregoing, no Purchaser is assuming or agreeing to pay, perform or discharge any liability or obligation that is an Excluded Liability or any other liability or obligation of Seller or PPC.

         (d) REAL PROPERTY ADMINISTRATION. Notwithstanding Article XII(c), Seller, as a service to Purchasers, shall continue to make in a timely manner all payments which are due in the ordinary course of business under the terms of the Coal Leases and the coal leases and subleases held by the Joint Ventures within ninety (90) calendar days after the Closing Date. Purchasers shall reimburse Seller for all payments so made by Seller and due between the close of business on August 31, 2000, and the end of such 90-day period, upon presentation by Seller of proper evidence of such payments. Seller and Purchasers shall consult with each other monthly or as frequently as necessary after the close of business on August 31, 2000, concerning the payments required under the terms of such Coal Leases and such other coal leases and subleases until such time as Purchasers have established their records so that they can efficiently and properly make such payments. Seller shall provide such service at no additional cost or expense to Purchasers for a period of sixty (60) days following the Closing Date, after which Purchasers shall reimburse Seller for Seller's actual out-of-pocket costs and expenses to provide such services.

         (e) RED RIVER SERVICES AGREEMENT. Notwithstanding Article XII(c), Seller agrees to terminate, and Seller and NACoal agree to cause Red River Mining Company to terminate, that certain Services Agreement, dated as of September 1, 1988, by and between Seller and Red River Mining Company, which is listed on SCHEDULE IV(b)(i), effective as of the Closing Date.

         (f) POST-CLOSING EXPENSE REIMBURSEMENT. Purchasers shall reimburse Seller, within sixty (60) days following the Closing and upon presentation by Seller of proper evidence of payment, for all out-of-pocket expenses paid by Seller for the period between the close of business on August 31, 2000, and the Closing Date arising in the ordinary course of business out of its ownership of the Red River Interest and the Mississippi Lignite Interest. Seller shall reimburse Purchasers, within sixty (60) days following the Closing and upon presentation by Purchasers of proper evidence of payment, one-half of all out-of-pocket expenses paid by Purchasers to obtain the replacement arrangements required by Article VIII(c) of this Agreement.

         (g) LICENSE TO OFFICE SPACE. Seller shall be permitted to use office space in the premises covered by the Sublease for a period of ninety (90) days following the Closing on a rent-free basis in order to enable Seller to perform its obligations under Article XII(d) and other similar real property administration activities.

                               XIII. TAX MATTERS

         (a) SECTION 338(h)(10) ELECTION. NACoal or an appropriate affiliate of NACoal, on the one hand, and Seller or an appropriate affiliate of Seller, on the other hand, shall join with each other in making the election provided by
Section 338(h)(10) of the Code, in accordance with Temporary Treasury Regulation
Section 1.338(h)(10)-1T(c)(2), with respect to the acquisition of the shares of Land Management Company by NACoal and, if permissible, similar elections under any applicable state or local income tax laws. The Section 338(h)(10) election shall be made on Form 8023, which shall be prepared by NACoal and delivered by NACoal to Seller as promptly as practicable, but no later than 180 days after the Closing Date. A copy of the final version of such Form 8023, after having been endorsed by Seller, shall be provided to NACoal by Seller no later than 30 days after the date on which NACoal shall have delivered such completed Form 8023 to Seller. NACoal shall timely file such Form 8023 with the Internal Revenue Service in accordance with Temporary Treasury Regulation Section 338(h)(10)-1T(c)(2), and NACoal shall attach (or shall cause Land Management Company to attach) a copy of such Form 8023 to the consolidated U.S. corporation income tax return that an affiliate of

NACoal will file for its taxable year which includes the Closing Date. PPC shall attach a copy of such Form 8023 to the consolidated U.S. corporation income tax return that PPC will file for its taxable year which includes the Closing Date. PPC and Seller shall be responsible for any Taxes that are due as a result of the Section 338(h)(10) election provided for in this Article XIII(a) with respect to the purchase of the Shares of Land Management Company by NACoal.

         (b) SECTION 338(h)(10) ALLOCATION. As soon as practicable, but in any event prior to the Closing, NACoal and Seller shall agree on the allocation, in accordance with the rules prescribed in Temporary Treasury Regulation Section 1.338-6T, of the aggregate deemed sales price at which Land Management Company will be deemed, as a result of the Section 338(h)(10) election provided for in
Article XIII(a), to have sold on the Closing Date all of the Land Management Assets. Such allocation shall be set forth on SCHEDULE XIII(b), which NACoal and Seller shall prepare and append to this Agreement at or before the Closing. Each of Seller and NACoal and their respective affiliates shall (and NACoal shall cause Land Management Company after the Closing to) adhere to, and be bound by, such allocation for U.S. federal income tax purposes, and to the extent such
Section 338(h)(10) election is recognized by any state or local Tax Authority for state or local income tax purposes, for all such state or local income tax purposes.

         (c) TAX PRICE ALLOCATION. The Tax Price (as hereinafter defined) shall be allocated among the Subject Assets, including, without limitation the Red River Interest, Mississippi Lignite Interest, the Shares, the Coal Leases, the Fee Properties, the Non-Operating Interests, the Eight Mile Venture Interest and the other assets referred to in Articles VI(a)(5) and VI(a)(6) of this Agreement, in the manner set forth on SCHEDULE XIII(c), which schedule NACoal, on behalf of Purchasers, and Seller shall prepare and append to this Agreement at or before the Closing. The term "Tax Price" shall mean the total of (i) the Sale Price set forth in Article II of this Agreement, and (ii) the aggregate amount of the monetary liabilities and obligations of Seller (if any) assumed by Purchasers in connection with the transactions contemplated in this Agreement. Each of Seller and Purchasers and their respective affiliates shall adhere to, and be bound by, such allocation of the Tax Price. Each of Seller and Purchasers shall timely file, or shall cause one of their respective affiliates timely to file, asset acquisition statements on Form 8594 with its U.S. corporation income tax return for the taxable year that includes the Closing Date, in accordance with Temporary Treasury Regulation Section 1.1060-1T(e).

         (d) POST-CLOSING TAX MATTERS. NACoal shall prepare and file, or cause to be prepared and filed, all Tax Returns due after the Closing Date for Red River Mining Company, Mississippi Lignite Mining Company, Land Management Company or the Eight Mile Venture for (i) any taxable year which ends on or before the Closing Date (other than the U.S. corporation income tax return of Land Management Company for its taxable year which ends on the Closing Date, which Seller or one of its affiliates shall prepare and file), and (ii) any taxable year which begins before and ends after the Closing Date. With respect to any Taxes payable by Red River Mining Company, Mississippi Lignite Mining Company, Land Management Company or the Eight Mile Venture with respect to any of such Tax Returns which NACoal is responsible for preparing, prior to the date on which such Tax is required to be paid Seller shall remit to NACoal an amount equal to the portion of such Tax which is attributable to the period of time during such taxable year that Seller had an ownership interest in Red River Mining Company, Mississippi Lignite Mining Company, Land Management Company or the Eight Mile

Venture, as the case may be, and which is based on the ownership interest that Seller had in such person during such taxable year (or portion thereof). In the case of a taxable year of Red River Mining Company, Mississippi Lignite Mining Company, Land Management Company or the Eight Mile Venture which begins before and ends after the Closing Date, the portion of such Tax which is attributable to the period of time during such taxable year in which Seller had an ownership interest in such person shall be determined on the basis of a closing of the books of such person as of the Closing Date.

                           XIV. PUBLIC ANNOUNCEMENTS

         No party hereto shall make any press release or other public announcements, concerning this transaction, without the prior written approval of the other parties, hereto and agreement to the form of the announcement, except as may be required by applicable laws or rules and regulation of any governmental agency or stock exchange.

                     XV. SUBSEQUENT POWER PROJECT INTEREST

         (a) DISPOSITION OF POWER PROJECT INTEREST. If and when the buyer under that certain Lignite Sales Agreement between Mississippi Lignite Mining Company and Choctaw Generation Limited Partnership, dated as of April 1, 1998, as amended, completes construction of a second electric power generation facility in Choctaw County, Mississippi and for which such buyer would purchase lignite from NACoal or one of its affiliates (including Mississippi Lignite Mining Company) and supplied from the Red Hills Mine (or an expansion thereof or another mine developed and constructed in connection therewith), either under such Agreement or under other lignite sales agreements, to satisfy substantially all of the fuel requirements for such second facility, then if thereafter NACoal disposes of the Power Project Interest by sale in an arms length transaction with an unaffiliated third party, upon consummation of such disposition Seller shall be entitled to receive from NACoal, and NACoal shall pay to Seller, seventy-five percent (75%) of the then cash value of the total proceeds received by NACoal pursuant to the agreement for the disposition of such Interest.

         (b) PAYMENT DUE SELLER UPON COMMERCIAL OPERATION OF SECOND ELECTRIC POWER GENERATION FACILITY. In addition to the payment described in Article XV(a) above, if and when the buyer under the Lignite Sales Agreement referred to in
Article XV(a) above begins selling electric power from the second electric power generation facility referred to in Article XV(a) above, and the fuel requirements to such facility are being substantially satisfied by purchases of lignite from NACoal or one of its affiliates (including Mississippi Lignite Mining Company) and supplied from the Red Hills Mine (or an expansion thereof or another mine developed and constructed in connection therewith), either under the Lignite Sales Agreement referred to in Article XV(a) or under other lignite sales agreements, NACoal shall pay to Seller the sum of Ten Million Dollars ($10,000,000) within sixty (60) days of the actual commercial operation date of such second generation facility.

                               XVI. TERMINATION.

         (a) BY PURCHASERS. This Agreement may be terminated prior to the Closing at the option of Purchasers by delivery of written notice to PPC and Seller (i) if any of the conditions set forth in Article IX(a) shall not have been fulfilled at or prior to the Closing; (ii) if the Closing shall not have occurred by December 1, 2000; or
(iii) in accordance with Article XVI(d).

         (b) BY PPC AND SELLER. This Agreement may be terminated prior to the Closing at the option of PPC and Seller by delivery of written notice to Purchasers (i) if any of the conditions set forth in Article IX(b) shall not have been fulfilled at or prior to the Closing; or (ii) if the Closing shall not have occurred by December 1, 2000.

         (c) BY MUTUAL AGREEMENT; NO WAIVER. This Agreement may also be terminated prior to the Closing by an instrument in writing duly executed by the parties hereto, or as otherwise expressly provided herein. A party's exercise of its rights of termination under Article XVI(a), Article XVI(b) or Article XVI(d) shall not constitute a waiver of its rights to recover damages, whether pursuant to breach of contract or in tort, from the other party as a result of the non-fulfillment of any condition in Article IX(a), (b) or (d), as the case may be.

         (d) DUE DILIGENCE TERMINATION. The parties acknowledge that this Agreement is being executed and delivered prior to the completion of Purchasers' due diligence investigation of the Subject Assets. Consequently, in addition to the termination rights set forth in Article XVI(a), Purchasers shall have the right to terminate this Agreement if, prior to the Closing, Purchasers shall discover or become aware, as a result of its due diligence investigation of the Subject Assets or otherwise, of any material adverse change since December 31, 1999 in or affecting the Subject Assets.

                              XVII. MISCELLANEOUS

         (a) SUCCESSORS AND ASSIGNS. All of the terms, covenants and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors and assigns.

         (b) NO THIRD PARTY BENEFICIARIES. This Agreement is for the benefit of PPC, Seller and Purchasers only and not for the benefit of any other parties.

         (c) ASSIGNMENT. Neither PPC, Seller, nor Purchasers may assign any rights or delegate any duties established pursuant to this Agreement without the prior written consent of the other party; provided that NACoal shall have the right to assign its rights hereunder to any corporate subsidiary in which 100% of the capital stock of such subsidiary is directly or indirectly owned by NACoal or to any Joint Venture which will be directly or indirectly owned by NACoal following the Closing.

         (d) NOTICES. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be deemed to be validly given, made or served, if in writing and delivered personally or sent by courier service, telefax, telex, or certified mail to the address listed below:

         If to PPC or Seller:              If to Purchasers:

         Phillips Petroleum Company        The North American Coal Corporation
         1530 POB                          Signature Place II
         Bartlesville, Oklahoma 74004      14785 Preston Road, Suite 1100
         Attention: Mr. David S. Smith     Dallas, Texas 75240-7891
         Phone: (918) 661-1571             Attention: Mr. Clifford R. Miercort
         Telefax: (918) 661-3049           Phone: (972) 448-5400
                                           Telefax: (972) 387-1031

         (e) COUNTERPARTS. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (f) SEVERABILITY. If any term or provision of this Agreement is held to be invalid or unenforceable, then the parties intend and agree that the remaining portion of such term or provision shall remain in force and effect, modified to the minimum extent required to comply with applicable law or enforceability.

         (g) SURVIVAL. The liability and obligations of PPC, Seller and Purchasers under each of their respective representations and covenants, including all indemnities, releases, and assumption of obligations contained in this Agreement shall survive Closing and execution and delivery of the assignments referenced herein and remain in force and effect.

         (h) ENTIRE AGREEMENT. This Agreement and the schedules and exhibits attached hereto constitute the entire agreement by and among PPC, Seller and Purchasers with respect to the transactions contemplated herein, and supersede all prior oral or written agreements, commitments, understandings, or information otherwise furnished by PPC or Seller to Purchasers with respect to such matters.

         (i) EXPENSES. Each party shall pay its own attorneys fees, broker or finders fees, fees of investment advisors and other expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement, including all transfer, documentary, sales, use, stamp, registration and other similar Taxes and fees assessed upon any such party in connection with the transactions contemplated by this Agreement, and shall defend, indemnify and hold harmless the other parties from all claims, demands, losses, liabilities and causes of action related thereto.

         (j) APPLICABLE LAW. This Agreement shall be governed by and interpreted in accordance with the Laws of the State of Texas, without giving effect to any principles of conflicts of law. All assignments and instruments of conveyance executed in accordance with this Agreement shall be governed by interpreted and enforced in accordance with the Laws of the state where the Subject Assets conveyed thereby are located.

         (k) HEADINGS. The article, paragraph and other headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.



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


         (l) WAIVER AND AMENDMENT. Any of the terms or conditions of this Agreement may be waived in writing at any time by the parties which are entitled to the benefits thereof. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of such provisions at any time in the future or a waiver of any other provision hereof. No amendment of this Agreement shall be binding unless in writing and signed by representatives of all parties. Purchasers hereby authorize NACoal to execute and deliver any and all amendments and waivers on their behalf, and all such waivers and amendments so executed and delivered shall be binding on each of Purchasers and enforceable against each of Purchasers.

         IN WITNESS WHEREOF, PPC, Seller, and Purchasers, acting through their authorized representatives, do hereby execute and deliver this Agreement the date first written above.

                                    SELLER:

                                    PHILLIPS COAL COMPANY

                                    By: /s/ Paul M. Thompson
                                       -----------------------------------------
                                    Title: President
                                          --------------------------------------

                                    PPC:

                                    PHILLIPS PETROLEUM COMPANY

                                    By: /s/ Allyn W. Risley
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    PURCHASERS:

                                    THE NORTH AMERICAN COAL CORPORATION

                                    By: /s/ Clifford R. Miercort
                                       -----------------------------------------
                                    Title: President and Chief Executive Officer
                                          --------------------------------------

                                    OXBOW PROPERTY COMPANY L.L.C.

                                    By: /s/ Thomas A. Koza
                                       -----------------------------------------
                                    Title: Manager
                                          --------------------------------------

                                    RED HILLS PROPERTY COMPANY L.L.C.

                                    By: /s/ Herschell A. Cashion
                                       -----------------------------------------
                                    Title: Manager
                                          --------------------------------------


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